     As filed with the Securities and Exchange Commission on April 17, 2001


                            Registration No. 33-65243
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                               Washington DC 20549
                       -----------------------------------

                         Post-Effective Amendment No. 5

                                       to
                                    FORM S-6
                             Registration Statement
                                      Under
                           THE SECURITIES ACT OF 1933
                       -----------------------------------
                               VARIABLE ACCOUNT C
                      OF FORTIS BENEFITS INSURANCE COMPANY
                              (Exact name of trust)

                        FORTIS BENEFITS INSURANCE COMPANY
                    (formerly Western Life Insurance Company)
                               (Name of Depositor)

                              500 Bielenberg Drive
                            Woodbury, Minnesota 55125
          (Complete address of depositor's principal executive offices)
                     ---------------------------------------

                            RHONDA  J. SCHWARTZ, ESQ.
                                 P. O. Box 64284
                            St. Paul, Minnesota 55164
                (Name and complete address of agent for service)
                     ---------------------------------------

Securities Registered: Interests in Variable Account C pursuant to variable life insurance policies

It is proposed that this filing will become effective (check appropriate line):

           Immediately upon filing pursuant to paragraph (b) of Rule 485.
  -----

    X      On May 1, 2001 pursuant to paragraph (b) of Rule 485.
  -----

           60 days after filing pursuant to paragraph (a) of Rule 485.
  -----
           On          pursuant to paragraph (a) of Rule 485.
  -----       --------

                       -----------------------------------

An indefinite amount of the securities being offered has been registered pursuant to a declaration under Rule 24f-2 under the Investment Company Act of 1940, set out in the Form S-6 Registration Statement contained in File No. 33-03919. The registrant filed its Rule 24f-2 notice for the year ended December 31, 2000 on March 28, 2001.

[FORTIS Solid partners, flexible solutionsSM LOGO]
                       FORTIS WALL STREET SERIES()(R) SURVIVOR VUL PROSPECTUS

                       FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE
                                     POLICIES (THE "POLICIES")
                                             ISSUED BY
                            FORTIS BENEFITS INSURANCE COMPANY ("FORTIS")


                                                                 SERVICE CENTER:
Mailing Address:                                 Street Address:                                     Telephone:
P.O. Box 64284                                   500 Bielenberg Drive                                (800) 800-2000
St. Paul, MN 55164                               Woodbury, MN 55125                                  Ext. 3028


The flexible premium Survivorship variable life insurance Policies offered by this Prospectus are issued by Fortis Benefits Insurance Company. The Policies are designed to

- provide lifetime insurance coverage on the joint lives of the insureds named in the Policies

-  allow flexibility in premium payments and death benefits

-  give you several variable investment options from which to choose

     The Policy provides for a death benefit payable upon the death of the second to die of the two insureds (the "surviving insured"). There is no benefit payable on the death of the first insured to die.

     Other choices you have. During the lifetime of the surviving insured, you can also (1) change the amount of insurance, (2) borrow or withdraw amounts you have in our investment options, (3) choose, within limits, when and how much you invest, and (4) choose whether the amounts you have in our investment options will, upon the death of the surviving insured, be added to the insurance proceeds we otherwise will pay to the beneficiary.


     Charges and Expenses. We deduct charges and expenses from the amounts you invest. These are described in the section entitled "What charges will Fortis Benefits deduct from my investment in the Policy?".



     Right to Return. If for any reason you are not satisfied with your Policy, you may return it to us for a full refund. To exercise your right to return your Policy, you must mail it directly to the Service Center address shown above or return it to the sales representative through whom you purchased the Policy within 10 days after you receive it. In a few states, this period may be longer. Because you have this right, we will invest your initial premium payment in the Fortis general account for 20 days following the date the Policy is mailed to you. Then we will automatically allocate your investment among the investment options shown on page 4, as you have chosen. Any additional premium we receive during the 20-day period will also be invested in the general account option and allocated to your chosen investment options at the same time as your initial premium.


THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL INVESTED.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THIS BOOKLET IS CALLED A "PROSPECTUS." ITS DATE IS MAY 1, 2001.


[FORTIS LOGO] and Fortis(SM) are registered servicemarks of Fortis (NL) NV and Fortis (B).


98350 (5/01)

TABLE OF CONTENTS


                                                                PAGE
Guide to this Prospectus....................................      3
Basic Questions You May Have................................      4
     - What are my investment options?......................      4
     - How can I invest money in a Policy?..................      4
     - How will the value of my investment in a Policy
      change over time?.....................................      5
     - What is the basic amount of insurance ("death
      benefit") that Fortis Benefits pays
       when the surviving insured person dies?..............      6
     - What charges will Fortis Benefits deduct from my
      investment in a Policy?...............................      7
     - What charges and expenses will the funds deduct from
      amounts I invest
       through my Policy?...................................      9
     - Must I invest any minimum amount in a Policy?........     10
     - How can I change my Policy's investment options?.....     11
     - How can I change my Policy's insurance coverage?.....     11
     - What additional rider benefits might I select?.......     12
     - How can I access my policy value?....................     13
     - Can I choose the form in which Fortis Benefits pays
      out the proceeds from my Policy?......................     14
     - To what extent can Fortis Benefits vary the terms and
      conditions of the Policies in particular cases?.......     15
     - How will my Policy be treated for income tax
      purposes?.............................................     15
     - How do I communicate with Fortis Benefits?...........     16
Illustrations of Hypothetical Policy Benefits...............     17
Additional Information......................................     22
     - Fortis Benefits......................................     22
     - Reinsurance and Administration of Contracts..........     22
     - The Separate Account.................................     22
     - Tax Effects..........................................     23
     - Voting Privileges....................................     26
     - Your Beneficiary.....................................     26
     - Assigning Your Policy................................     27
     - More About Policy Charges............................     27
     - Effective Date of Policy and Related Transactions....     28
     - More About Our General Account Option................     29
     - Distribution of the Policies.........................     29
     - Payment of Policy Proceeds...........................     30
     - Adjustments to Death Benefit.........................     31
     - Additional Rights That We Have.......................     31
     - Performance Information..............................     31
     - Our Reports to Policy Owners.........................     32
     - Fortis Benefits Management...........................     32
     - Legal Matters........................................     33
     - Independent Auditors.................................     33
     - Actuarial Experts....................................     33
     - Financial Statements.................................     33
Index of Words and Phrases..................................     34

                            GUIDE TO THIS PROSPECTUS

     Basic Information. This prospectus contains information that you should know before you purchase a survivorship variable universal life policy ("Policy") or exercise any of your rights under a Policy.


     Illustrations of a hypothetical policy. We have included some illustrations of how the values of a hypothetical Policy would change over time, based on certain assumptions we have made. Because your circumstances may vary considerably from our assumptions, your sales representative will also provide you with a similar hypothetical illustration that is more tailored to your own circumstances and wishes.



     Additional information. You may find the answers to other questions you have under "Additional Information" or in the forms of our Policy and riders. A table of contents for the "Additional Information" portion of this prospectus also appears on page 22. You can obtain copies of our Policy and rider forms from (and direct any other questions to) your sales representative or our Service Center (see page 1).



     Fortis Benefits' financial statements. We have included our financial statements in this prospectus.



     Special words and phrases. If you want more information about any words or phrases that you read in this prospectus, you may wish to refer to the Index of Words and Phrases that appears at the end of this prospectus. That index will tell you on what page you can read more about many of the words and phrases that we use.

                          BASIC QUESTIONS YOU MAY HAVE

WHAT ARE MY INVESTMENT OPTIONS?

     You can invest in any of the following variable investment options. You may change your selections from time to time:


                    DOMESTIC STOCK
                    --------------
Small Cap  Aggressive Growth Series
           Berger-Small Cap Value Series
Mid Cap    Growth Stock Series
           Dreyfus-Mid Cap Stock Series
           MFS-Investors Growth Series
Large Cap  Alliance-Large Cap Growth Series
           T. Rowe Price-Blue Chip Stock
           Series
           Dreyfus-S&P 500 Index Series
           Growth & Income Series
           Value Series
           Asset Allocation Series
           Federated-American Lenders Series
           MFS-Capital Opportunities Series
           AIM-Blue Chip Stock Series II
                  INTERNATIONAL STOCK
                  -------------------
Lazard Freres-International Stock Series
Global Growth Series
T. Rowe Price-International Stock Series II
MFS-Global Equity Series
                    DOMESTIC BONDS
                    --------------
High Yield Series
Diversified Income Series
U.S. Gov't Securities Series
                         CASH
                         ----
Money Market Series
                  INTERNATIONAL BONDS
                  -------------------
AIM-Multisector Bond Series



The Fortis Benefits general account is the fixed rate investment option for these Policies.



A SEPARATE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THE FORTIS SERIES FUND, INC. ("FUND" OR "FUNDS") IN WHICH WE INVEST THE AMOUNT THAT YOU ALLOCATE TO ANY OF THE ABOVE-LISTED VARIABLE INVESTMENT OPTIONS. EFFECTIVE APRIL 1, 2001 THE FUND ENTERED INTO A NEW INVESTMENT ADVISORY AGREEMENT WITH HL ADVISORS, LLC ("HLA"), AN AFFILIATE OF THE HARTFORD FINANCIAL SERVICES GROUP, TO PROVIDE INVESTMENT MANAGEMENT FOR THE FUND. HLA HAS, IN TURN, ENTERED INTO SEVERAL SUBADVISORY AGREEMENT WITH BOTH CURRENT AND NEW INVESTMENT ADVISERS. YOUR INVESTMENT RESULTS IN ANY SUCH OPTION WILL DEPEND ON THOSE OF THE RELATED FUND. THEREFORE, YOU SHOULD BE SURE YOU ALSO READ THE FUND PROSPECTUS FOR ANY SUCH INVESTMENT OPTION YOU MAY BE INTERESTED IN.


HOW CAN I INVEST MONEY IN A POLICY?

     Premium payments. We call the investments you make in a Policy "premiums." The amount we recommend as your first premium varies depending on the specifics of your Policy and the insureds. We can refuse to accept a subsequent premium payment that is less than $25.00. (Policies issued in some states or automatic premium payment plans may have different minimums.) Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

     Recommended monthly minimum premium. We will recommend a monthly minimum premium to you in your Policy. This monthly minimum premium is the estimated monthly premium payment which would keep your Policy (or benefit change) in force for the period of the death benefit guarantee period. We base our estimate on (1) the insureds' age, sex, and smoking habits and (2) reasonable assumptions for interest, cost of insurance, and other charges.


     Limits of premium payments. Federal tax law limits your ability to make certain very large amounts of premium payments (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements are summarized further under "Tax Effects". We will monitor your premium payments to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. We reserve the right to impose additional limits on the number or amount of premium payments. We currently have no intention of imposing such limits, except when the persons insured do not provide us with adequate evidence that they continue to meet our requirements for issuing insurance.



     Ways to pay premiums. Premiums must be by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "Fortis Benefits Insurance Company." Premiums after the first premium must be sent directly to our Service Center. We also accept premium payments by bank draft, wire, or by exchange from another insurance company. You may obtain further information about how to make premium payments by any of these methods from your sales representative or from our Service Center. Premium payments from salary deduction plans may be made only if we agree.


     Dollar cost averaging. Dollar cost averaging is an investment strategy designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your policy value over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and your fund choices, and is not guaranteed.

     Under dollar cost averaging, we automatically make regular, periodic transfers of your policy value from one investment option to one or more of the other investment options that you choose. We make these transfers at the end of the first day of each month. You cannot participate in dollar cost averaging while also using automatic rebalancing (discussed below). Dollar cost averaging ceases upon your request, or if your policy value in the option being transferred from becomes exhausted.

     Automatic rebalancing (Privileged Account Service). Privileged Account Service is an investment strategy which recognizes that different investment sectors perform relatively better at different times. The strategy periodically examines your investment mix and adjusts it to maintain proportions you specify. This is intended to increase your chance of realizing a gain on a fund that shows a sudden improvement in performance. The success of this strategy depends on market trends (and your fund choices) and is not guaranteed.

     Under Privileged Account Service, we automatically rebalance the proportion of your policy value in each investment option you specify. You tell us whether you want us to do the rebalancing quarterly, semi-annually, or annually. We rebalance on a calendar year basis. Over time, the differing investment results of each investment option will shift the percentage allocations of your policy value. The rebalancing feature will automatically transfer your policy value among the subaccounts back to the preset percentages you have selected. You cannot participate in this program while also participating in dollar cost averaging (discussed above). Rebalancing terminates upon your request.

HOW WILL THE VALUE OF MY INVESTMENT IN A POLICY CHANGE OVER TIME?


     Your policy value. From each premium payment you make, we may deduct the charges that we describe under "Deductions from each premium payment." We invest the rest in one or more of the investment options listed on page 4 according to your instructions. We call the amount that is at any time invested under your Policy, your "policy value."



     Premium Based Bonuses and Policy Value Bonuses. Where allowed by state law requirements, bonus amounts will be paid by Fortis Benefits into your policy value as follows:


     A premium based bonus will be paid on the last day of the seventh and each year following the date the Policy is issued. The amount of the bonus is a percentage of the lesser of (a) or (b), the result divided by the number of years the Policy has been in force where:

     (a) is the sum of all premiums paid less any withdrawals and loans; and

     (b) is the sum of all maximum bonus premiums to date. The "Annual Maximum Bonus Premium" is set out in the Policy schedule pages.

     The current percentages are as follows:

Current Premium Based Bonus Percentages

                                     END OF POLICY
                                         YEAR            9 AND LATER TO
                                   -----------------    ORIGINAL MATURITY
AGE OF YOUNGER INSURED AT ISSUE    0-6     7      8      DATE OF POLICY
-------------------------------    ---     -      -     -----------------
18-50......................         0%     2%     2%            4%
51-60......................         0      2      4             7
61-70......................         0      5      7            10
71-85......................         0      5      5             5

     A policy value based bonus will be paid into the policy on each monthly anniversary after all charges are deducted, at an annual rate, as set forth below:

         ANNUAL RATE OF POLICY VALUE BONUSES AS A PERCENT OF CASH VALUE

                                                      OPTION A ANNUAL BONUSES                 OPTION B ANNUAL BONUSES
                                                ------------------------------------    ------------------------------------
              SURRENDER VALUE                   BAND 1    BAND 2    BAND 3    BAND 4    BAND 1    BAND 2    BAND 3    BAND 4
              ---------------                   ------    ------    ------    ------    ------    ------    ------    ------
$0-$9,999...................................    0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
$10,000-$49,999.............................    0.00%     0.00%     0.05%     0.05%     0.30%     0.30%     0.35%     0.35%
$50,000-$99,999.............................    0.05%     0.05%     0.10%     0.10%     0.35%     0.35%     0.40%     0.40%
$100,000 +..................................    0.10%     0.10%     0.15%     0.20%     0.40%     0.40%     0.45%     0.50%

     If the death benefit option is changed the rate is computed using the weighted average of the rates based on the number of months each death benefit option has been in effect.

     The policy band is determined by the face amount of the Policy as follows:

           FACE AMOUNT OF POLICY                POLICY BAND
           ---------------------                -----------
$5 million or more..........................     Band 4
$1 million up to $5 million.................     Band 3
$500,000 up to $1 million...................     Band 2
Less than $500,000..........................     Band 1

     For purposes of calculating the policy value bonus percentage, the band will be determined using the average face amount of the policy from the time it was issued to the time of the bonus. For example, if the Policy had a face amount of $1 million for 18 months, $500,000 for 60 months, and $2 million for 6 months, the Policy has an average face amount of (18 X $1,000,000) + (60 X $500,000) + (6 X $2,000,000) / 84 = $714,285, a Band 2 Policy.

     We also intend to add .35% to the annual rates shown above for policy value bonuses after the 19th Policy year. This increase is not guaranteed. If paid, however, it would substantially offset any daily charge for premium taxes and sales charges that is then being made.


     Your investment options. We invest the policy value that you have allocated to any investment option (except our general account option) in shares of a Fund that follows investment practices, policies and objectives that are appropriate to that option. Over time, your policy value in any investment option will increase or decrease by the same amount as if you had invested in the related Fund's shares directly (and reinvested all dividends and distributions from the Fund in additional Fund shares); except that your policy value will be reduced by certain charges that we deduct. We describe these charges under "What charges will Fortis deduct from my investment in the Policy?"



     Other important information about the Funds that you can choose is included in the separate prospectus for those Funds. This includes information about the investment performance that each Fund's investment manager has achieved. Additional free copies of the Fund prospectus are available from your Fortis representative or from our Service Center.



     We invest any value you have allocated to our general account option as part of our general assets. We credit a fixed rate of interest on that policy value, which we declare from time to time. We guarantee that this will be at an effective annual rate of at least 4%. Although this interest increases the amount of any policy value that you have in our general account option, such policy value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges."



     Policies are "non-participating." The Policies are not "participating." Therefore, you will not be entitled to any dividends from Fortis Benefits.



WHAT IS THE BASIC AMOUNT OF INSURANCE ("DEATH BENEFIT") THAT FORTIS BENEFITS
  PAYS WHEN THE SURVIVING INSURED PERSON DIES?


     Your face amount of insurance. In your application to buy a Policy, you will tell us how much life insurance coverage you want. We call this the "face amount" of insurance. The minimum face amount of insurance is $100,000.

     Your death benefit. The basic death benefit we will pay is reduced by any outstanding loans. You choose whether the basic death benefit is

    -  Option A - The face amount on the date of the surviving insured's death

    - Option B - The face amount plus the policy value on the date of death of the surviving insured.


Under Option B, your death benefit will tend to be higher than under Option A. However, the monthly insurance charge we deduct will also be higher to compensate us for our additional risk. Because of this, your policy value will tend to be higher under Option A than under Option B. Please read "How can I change my Policy's insurance coverage" to learn about how to change your death option.


     We will automatically pay an alternative basic death benefit, if it is higher than the basic Option A or Option B death benefit (whichever you have selected).

     The alternative basic death benefit is computed by multiplying your policy value on the date of death of the surviving insured by the applicable percentage shown below:

     AGE OF
SURVIVING INSURED  APPLICABLE PERCENTAGE OF
    AT DEATH             POLICY VALUE
-----------------  ------------------------
  40 or less                 250%
  45                         215%
  50                         185%
  55                         150%
  60                         130%
  65                         120%
  70                         115%
  75                         105%
  80                         105%
  85                         105%
  90                         105%
  95+                        100%

For ages not listed, the progression between the listed ages is constant.

We reserve the right to increase the death benefit, limit a face decrease, return premium or send you a withdrawal of policy value, to make sure the Policy qualifies as life insurance.

     Benefit at Maturity. The Policy matures on the date the younger insured reaches, or would have reached age 100. When the Policy matures, the policy value, less the amount of any loan, will be paid to you and the Policy will terminate.

     If allowed by the state in which the Policy is issued, you may request a later maturity date. This request must be made in writing within 60 days prior to the current maturity date. If a later maturity date is established, the following limitations are imposed:

     1) No further premium payments are allowed except to prevent lapse of the Policy;

     2) All supplemental riders except the Accelerated Benefit rider terminate;

     3) No further premium-based bonuses or policy value bonuses are credited, and outstanding policy loans will be charged the reduced interest rate of 3.85%;

     4) The death benefit becomes the alternative death benefit described above;

     5) No face amount increases or death benefit option changes will be allowed; and

     6) No partial withdrawal will be allowed if it would reduce the policy value below $2,000.

     Extension of the maturity date beyond the younger insured's age 100 may result in current taxation of increases in your policy value. You should consult a qualified tax adviser before making such an extension.


WHAT CHARGES WILL FORTIS BENEFITS DEDUCT FROM MY INVESTMENT IN A POLICY?


     Premium tax and sales expense charges. There is currently a premium tax charge of 2.2% of all premium payments. We reserve the right to raise this charge to 3.0%. There is also a sales charge of 9% of all premium payments. These charges are assessed through monthly and daily charges as follows: We make a monthly deduction of $4.00 per Policy, and a daily deduction at an annual rate of .35% of the policy value that is then invested in any of the investment options (other than the general account option).

     These monthly and daily deductions, however, will be waived to the extent that the cumulative amount of all such deductions would exceed 11.2% of premiums paid (or 12% if the premium tax charge was raised to its 3% maximum).

     Any premium tax and sales expense charges not recovered through periodic deductions or premium charges are deducted, if at all, only as part of the surrender charge discussed below.

     Deductions from each premium payments. While we don't currently have plans to do so, we reserve the right to deduct up to 5% as a sales charge and up to 2.5% as a premium tax charge directly from premium payments rather than through periodic deductions. In that case, the charges recoverable through periodic deductions would be reduced by at least the amount deducted directly from premiums.

     Daily charge for mortality and expense risks we assume. We make a daily deduction at an annual effective rate of 1.00% of your policy value that is then invested in any of the investment options (other than the general account).

     Monthly Policy issuance expense charges. We will make a monthly deduction at the rates set out below for the first ten years after the Policy is issued.

                            MONTHLY RATE PER
                          $1,000 OF FACE AMOUNT
                          ---------------------
Band 1                             .10
Band 2                             .08
Band 3                             .05
Band 4                             .03


     The band is determined by the face amount of the Policy. See "Premium Based Bonuses and Policy Value Bonuses."


     This charge will also be imposed for ten years following any requested increase in face amount. The charge will be based on the dollar amount of the face increase and the Policy's band immediately following the increase.

     If a Policy is surrendered or lapses within ten years after issuance or a face amount increase, any remaining Policy issuance expense charge will be deducted as part of the surrender charge.

     Monthly Administrative Charge. We will deduct $6.00 per month from your policy value. Also, we have the right to raise this charge at any time to not more than $7.50 per month. While we do not currently do so, we also reserve the right to impose an additional monthly charge of up to $.13 per thousand dollars of face amount then in force. This charge is designed to compensate us for the continuing administrative functions we perform in connection with the Policies.

     Monthly insurance charge. Every month we will deduct from your policy value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our "amount at risk" on that date. Our amount at risk is the difference between (a) the death benefit divided by 1.00327374, at the beginning of the Policy month and (b) the total policy value at the beginning of the Policy month. For otherwise identical Policies, a greater amount at risk results in a higher monthly insurance charge.

     For otherwise identical Policies, a higher cost of insurance rate also results in a higher monthly insurance charge. Our cost of insurance rates are guaranteed not to exceed those specified in your Policy. Our current rates are lower for insured persons in most age and risk classes, although we have the right at any time to raise these rates to not more than the guaranteed maximum.

     In general, our cost of insurance rates increase with the age of each joint insured. Therefore, the longer you own your Policy, the higher the cost of insurance rate will be.

     Similarly, our current cost of insurance rates are generally lower for non-smokers than smokers. Insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates. Additional level amounts per thousand dollars of face amount may be charged in such cases.

     Guarantee death benefit charge. There is no charge for the first 10 years of the guaranteed death benefit. If you select a longer guarantee period there is a monthly charge for the rest of the guarantee period as follows:

     1) $.02 per thousand of face amount in effect under the Policy and any riders for the 20 year guarantee period.

     2) $.04 per thousand of face amount in effect under the Policy and any riders for the guarantee period which lasts until age 85 of the younger insured.


     See "Recommended monthly minimum premiums for the Guaranteed Death Benefit" for further information about the guaranteed death benefit.



     Additional benefit riders charge. We will deduct charges monthly from your policy value, if you select certain additional benefit riders. These are described, under "What additional rider benefits might I select?"


     Surrender charge. The Policies have a surrender charge that applies for the first 10 Policy years (and the first 10 years after any requested increase in the Policy's face amount). This charge is imposed when the Policy is surrendered or lapsed.

     The surrender charge is (1) any of the Policy issuance expense charge that has not yet been recovered, and (2) any of the premium tax and sales expense charges that have not deducted through periodic deductions or deductions from premiums.

     The entire surrender charge is subject to an overall upper limit as set forth in the table below. The table also shows the amount by which the limit is increased by a face amount increase which you request. The amount of the surrender charge limit depends on the face amount and the adjusted age of the insureds as follows.

                             OVERALL "CAP" AS
                           SURRENDER CHARGE (PER
  ADJUSTED AGE AT TIME      THOUSAND DOLLARS OF
  OF POLICY ISSUANCE OR       FACE AMOUNT OR
  FACE AMOUNT INCREASE     FACE AMOUNT INCREASE)
  ---------------------    ---------------------
          18-24                     1.90
          25-29                     3.30
          30-34                     4.50
          35-39                     6.00
          40-44                     8.25
          45-49                    10.75
          50-54                    14.25
          55-59                    19.00
          60-64                    25.20
          65-69                    33.60
          70-85                    41.00

     The adjusted age is the age of the younger joint insured plus 1/3 of the lesser of (a) the difference in age between the younger and older insured or (b)
20. If both insureds are over age 80, the cap per thousand is $33.

     Any amount of surrender charge decreases automatically by a constant amount each year of its 10 year period referred to above until, in the eleventh year, it is zero.

     Transaction fee. We reserve the right to charge transaction fee of up to $25 for each partial withdrawal and transfer of policy value, although we have no current plans to do so.

     Charge for taxes. We can charge you in the future for taxes we incur or reserves we set aside for taxes in connection with your Policy. This charge would reduce the investment experience of your policy value.

     Allocation of charges. You may choose from which of your investment options we deduct all monthly charges. If you do not specify a choice, or if you do not have enough policy value in any investment option to comply with your selection, we will deduct these charges in proportion to the amount of value you then have in each investment option. Daily asset-based charges will always be taken in proportion to the values in your variable investment options.

WHAT CHARGES AND EXPENSES WILL THE FUNDS DEDUCT FROM AMOUNTS I INVEST THROUGH MY
  POLICY?


     The Fund pays its investment management fees and other operating expenses. Because they reduce the investment return of a Fund, these fees and expenses also will reduce indirectly the return you will earn on any value that you have invested in that Fund. These charges and expenses for 2000 were as follows:


PORTFOLIO ANNUAL EXPENSES (a)

                                       U.S.                    MULTI
                           MONEY    GOVERNMENT   DIVERSIFIED   SECTOR    HIGH    INTERNATIONAL     ASSET      AMERICAN
                           MARKET   SECURITIES     INCOME       BOND    YIELD        STOCK       ALLOCATION   LEADERS    VALUE
                           SERIES     SERIES       SERIES      SERIES   SERIES     SERIES II       SERIES      SERIES    SERIES
                           ------   ----------   -----------   ------   ------   -------------   ----------   --------   ------
Investment Advisory and
  Management Fee.........  0.30%      0.47%         0.48%      0.75%    0.50%        0.90%         0.47%       0.90%     0.70%
Other Expenses...........  0.06%      0.05%         0.05%      0.19%    0.06%        0.16%         0.04%       0.35%     0.06%
Total Series Fund
  Operating Expenses.....  0.36%      0.52%         0.53%      0.94%    0.56%        1.06%         0.51%       1.25%     0.76%


                              CAPITAL      GROWTH &
                           OPPORTUNITIES    INCOME
                              SERIES        SERIES
                           -------------   --------
Investment Advisory and
  Management Fee.........      0.90%        0.63%
Other Expenses...........      0.41%        0.04%
Total Series Fund
  Operating Expenses.....      1.31%        0.67%

                                       BLUE      BLUE                       MID     SMALL                      LARGE
                            S&P 500    CHIP      CHIP      INTERNATIONAL    CAP      CAP     GLOBAL   GLOBAL    CAP     INVESTORS
                             INDEX    STOCK      STOCK         STOCK       STOCK    VALUE    GROWTH   EQUITY   GROWTH    GROWTH
                            SERIES    SERIES   SERIES II      SERIES       SERIES   SERIES   SERIES   SERIES   SERIES    SERIES
                            -------   ------   ---------   -------------   ------   ------   ------   ------   ------   ---------
Investment Advisory and
  Management Fee..........   0.40%    0.87%      0.95%         0.83%       0.90%    0.90%    0.70%    1.00%    0.90%      0.90%
Other Expenses............   0.05%    0.05%      0.43%         0.10%       0.15%    0.13%    0.05%    0.43%    0.06%      0.49%
Total Series Fund
  Operating Expenses......   0.45%    0.92%      1.38%         0.93%       1.05%    1.03%    0.75%    1.43%    0.96%      1.39%


                            GROWTH   AGGRESSIVE
                            STOCK      GROWTH
                            SERIES     SERIES
                            ------   ----------
Investment Advisory and
  Management Fee..........  0.61%      0.62%
Other Expenses............  0.03%      0.04%
Total Series Fund
  Operating Expenses......  0.64%      0.66%


------------------------------

(a)As a percentage of portfolio average net assets based on 2000 historical data. The figures set forth above were annualized numbers for the following portfolios and the total operating expense ratio for them would have been as follows had there not been a waiver and reimbursement of expense arrangement in effect: American Leaders Series--1.50%; Blue Chip Series II--1.50%; Capital Opportunities Series--1.38%; Global Equity Series--1.86%; Investors Growth Series--1.53%.


MUST I INVEST ANY MINIMUM AMOUNT IN A POLICY?

     Planned periodic premiums. Your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to have us bill you. Our current practice is to bill quarterly, semi-annually or annually. You may also set up a monthly automatic bank draft. However, payment of these or any other specific amounts of premiums is not mandatory. You need to invest only enough to ensure either that your Policy's cash value stays above zero ("cash value" is the policy value less any outstanding loans, plus any loan interest paid for future periods). The less you invest, the more likely it is that your Policy's cash value could fall to zero, as a result of the deductions we periodically make from your policy value.

     Policy lapse and reinstatement. If your cash value does fall to zero, we will notify you and give you a grace period of 61 days to pay at least the amount we estimate is necessary to keep your Policy in force until the end of the grace period. If we don't receive your payment by the end of the grace period, your Policy and all riders will terminate without value, and all coverage under your Policy will cease. (The only exception is if the guarantee is in effect that is described below under "Recommended monthly minimum premiums for the Guaranteed Death Benefit." Although you can apply to have your Policy "reinstated" you must do this within 5 years, and you must present evidence that the insured person still meets our requirements for issuing coverage. Also, you would have to pay a premium sufficient to (a) pay any due and unpaid charges through the end of the grace period and (b) keep the Policy in force for two months following the date of reinstatement. The amount required would include any increase in the surrender charge attributable to such premium. In the Policy form itself, you will find additional information about the values and terms of a Policy after it is reinstated.

     Recommended monthly minimum premiums for the guaranteed death benefit. The Policy specifies an "Initial Monthly Minimum Premium." This monthly minimum premium increases each year by the increase in the cost of insurance for all riders forming part of the Policy. The Policy also describes a death benefit guarantee period. On each monthly anniversary of the Policy during the guarantee period, we check to see if the cumulative amount of premiums actually paid is at least equal to the sum of the recommended monthly minimum premiums for all Policy months to date, including the Policy month then starting. For purposes of this calculation, premiums paid in any Policy year, recommended monthly minimum premiums and partial withdrawals are assumed to accumulate interest at an effective annual rate of 4%. For this purpose premiums and recommended monthly minimum premiums for any Policy year are assumed to commence accumulating interest at the beginning of the Policy year in which they are paid. Partial withdrawals are assumed to be taken at the end of the year, or at the end of the current monthly anniversary, if earlier. So long as this test is met the Policy will not terminate (lapse) during the guarantee period, even if the cash value is not sufficient to pay the monthly deduction.

     If the test is not met we will send you a notice of the minimum amount required to be paid. If this amount is not paid prior to the next monthly anniversary the guaranteed death benefit will terminate and cannot be reinvested.

     At issue you can choose one of 3 options for a guarantee period: (a) 10 years; (b) 20 years; or (c) to age 85 of the younger insured.

     However, if the younger insured is age 65 or older when the Policy is issued, the guarantee period will be the lesser of 10 years or until the younger insured is age 75. If the younger insured is age 71 or more when the Policy is issued, the guarantee period will be for 5 years. The guarantee period if either insured is rated for higher mortality is for 5 years. The choice cannot be changed after the Policy is issued. The guaranteed death benefit is not available in all states, and the guarantee period may be shorter in some states due to state limitations.

     The amount of premiums that must be paid to maintain the guaranteed death benefit will be increased by the cumulative amount of any loans and partial withdrawals you have taken from your Policy. The recommended monthly minimum premiums also will be higher following any requested increase in face amount of your Policy or following the addition of (or increase in) certain rider benefits. On the other hand, the recommended monthly minimum premium will be lower following any requested face amount decrease, or the termination of (or decrease in) certain riders. We will send you an amended schedule page that will tell you the amount of your new recommended monthly minimum premium is. None of the above-mentioned changes extends the guaranteed death benefit or establishes a new benefit period.

     Regardless of which option is chosen, there is no charge for the benefit during the first 10 years. After 10 years, the monthly charge for the option (b) guarantee period is $.02 per thousand dollars of face amount in effect under the Policy or under any supplemental term insurance riders, and $.04 per thousand of such face amount for the option (c) guarantee period.

     Although we will bill you for planned premiums, we will not send any specific bills for the amount of any recommended monthly minimum premium that is due.

HOW CAN I CHANGE MY POLICY'S INVESTMENT OPTIONS?

     Future premium payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.


     Transfers of existing policy value. You may also transfer your existing policy value from one investment option under the Policy to another. We reserve the right to limit the number and amount of transfers, or to impose charges upon transfers. If we limit the number of transfers, the limit will never be less than four transfers per Policy year. Unless you are transferring the entire amount you have in an investment option, each transfer must be at least $250. We reserve the right to raise this minimum transfer amount up to $1,000. See "Additional Rights That We Have."


     You may make transfers at any time, except that transfers out of our general account option are limited to one transfer per year, and may not be for more than 50% of the general account policy value.

     In any event you may transfer all of your policy value to the general account (1) at any time during the first 2 Policy years, (2) within the first 2 years after a face amount increase, or (3) within 60 days after you receive a notice of any material change in the investment options.

     Maximum number of investment options. We can at any time limit the number of investment options you may use. Our current rule is that you cannot use more than 19 different options over the life of your Policy.

HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

     Increase in coverage. You may at any time request an increase in the face amount of coverage under your Policy. The minimum requested face amount increase is currently $5,000. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.

     We treat an increase in face amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based in part on the age and risk class of the insured person at the time of the increase. Also, an additional surrender charge and recommended monthly minimum premium apply to the face amount increase.

     Decrease in coverage. After the third Policy year, you may request a reduction in the face amount of coverage. The minimum remaining face amount must be $100,000 after the third Policy year (or, if greater, the minimum amount that the tax law requires.)

     Change of death benefit option. Once each year after the third Policy year you may request us to change your coverage from death benefit Option A to B or vice-versa. If you change from Option A to B, we automatically reduce your Policy's face amount of insurance by the amount of your policy value (but not below the minimum face amount) at the time of the change. Generally, you must provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage. If you change from Option B to A, we automatically increase your Policy's face amount by the amount of your Policy's policy value.


     Tax consequences of changes in insurance coverage. Please read "Tax Effects" in the "Additional Information" section of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.



     Policy split option. You can elect to split the Policy and purchase two individual Fortis Benefits VUL policies, one on the life of each insured if any of the following events occur:


     1) a final decree of divorce between the joint insureds is issued;

     2) a change in the federal estate tax laws that reduces or eliminates the unlimited martial deduction; or

     3) a business partnership or closely held corporation in which the joint insureds are partners or shareholders is formally dissolved.

     There is a 60 day waiting period after divorce or business dissolution before you can elect to split the Policy. You must provide written notice of the election within 180 days of the triggering event.

     The Policy split option is not available if:

     1) Either insured is decreased or uninsurable according to our underwriting guidelines;

     2) The combined rating of the insureds is more than Table 4, as shown in the Policy schedule;

     3) Either insured is older than the maximum issue age allowed in the new policy;

     4) The Policy is in the grace period, or you are receiving benefits from any disability rider.

     The new policies will be issued subject to the following terms:

     1) The face amount of the Policy, excluding riders, will be split equally unless a different percentage is shown in the Policy schedule. The combined death benefits of the new policy may not exceed that provided under the Policy;

     2) The new policies will be based on each insured's current age and the rate class reflected in the Policy. No new evidence of insurability is required;

     3) Any contestable or suicide period remaining under the Policy will continue under the new policies;

     4) Policy loans must be repaid;

     5) Riders on the new policies at our discretion, and only with evidence of insurability

     Electing this option will cause a taxable event. You should consult with a tax adviser before electing this option.

WHAT ADDITIONAL RIDER BENEFITS MIGHT I SELECT?

     You can request that your Policy include the additional rider benefits described below. For most of the riders that you choose, a charge, which will be shown in the Policy schedule, will be deducted from your policy value on each monthly deduction date. These charges increase from year to year. We may change the rates of these charges, but not above the guaranteed maximum charges for the riders set forth in the Policy schedule. Eligibility for and changes in these benefits are subject to our rules and procedures then in effect. More details are included in the rider itself, which we suggest that you review if you choose any of these benefits. Availability and features may vary by state.

     Disability riders. There are four disability benefit riders available. You can select either an individual rider which insures only one of the joint insureds, or a joint insured rider which provides coverage on either or both of the joint insureds. You can choose either a Waiver of Selected Amount rider which provides for a monthly payment to the policy value during disability, or a Waiver of Monthly Deductions rider which waives the monthly deduction during disability. You can choose only one of these four riders.

     Joint term life insurance riders. There are three different term life insurance riders available to provide coverage on the lives of the joint insureds.

     The Second-To-Die rider provides a benefit upon the death of the last of the joint insureds to die. Any time before the end of the tenth year after it is issued, or the younger insured's 65th birthday, you may exchange the coverage under this rider for a face amount increase in the same amount under the Policy.

     The First-To-Die rider is payable upon the death of the first joint insured. The Estate Protection rider pays a benefit if both joint insureds die during the first four years after the rider is issued. Neither of these riders can be converted.

     The maximum combined coverage on the life of any one of the joint insureds under these term riders is 7.25 times the face amount of the Policy. The maximum coverage under the Second-To-Die and the First-To-Die riders is 6.0 times the Policy face amount. The maximum coverage under the Estate Protection rider is
1.25 times the Policy face amount.

     Individual term life insurance riders. There are two different term life riders available to provide coverage on the lives of individual insureds you select.

     The additional Insured rider provides term life insurance on the life of the insured person or on the life of one or more of the immediate family members of the insured person. This rider is convertible to a variable universal life policy available for conversions, under our published rules at the time of conversion.

- The Primary Insured Rider provides term life insurance on the life of the insured person. This rider is available only when the Policy is first issued. This rider is not convertible to another policy. However, you may exchange the coverage under the rider for a face amount increase in the same amount under the Policy.

- Accelerated Benefit Rider. This rider provides for a benefit to be requested if the Policy's insured person is diagnosed as having a terminal illness (as defined in the rider) and less than 12 months to live. The maximum amount you may receive under this rider prior to the insured person's death is $500,000. The accelerated payment will be discounted for twelve months' interest, and will be reduced by any outstanding policy loans. The interest rate discount will be equal to the lesser of (1) the rate set out by the Internal Revenue Code; (2) the statutory adjustable Policy loan interest rate; or (3) 10%. There is no charge for this rider, but an administrative fee (not to exceed $300) will be charged at the time the benefit is paid.

    The accelerated benefit rider which forms a part of the Policy should be consulted for details regarding eligibility for, and the terms and limitations of, the benefit. Fortis Benefits can also furnish further information about the amount of the benefit available to you under your Policy.


     Tax consequences of additional rider benefits. Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects." You should consult a qualified tax adviser.


HOW CAN I ACCESS MY POLICY VALUE?

     Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the policy value, less any Policy loans and interest, and less any surrender charge that then applies. We call this your "surrender value." Because of the surrender charge, it is unlikely that a Policy will have any surrender value during at least the first year unless you pay significantly more than the recommended monthly minimum premiums.

     Partial withdrawal. Once each year after the first Policy year, you may make a partial withdrawal of your Policy's surrender value. If the Option A death benefit is then in effect, we will also automatically reduce your Policy's face amount of insurance by the amount of your withdrawal.

     We will not permit a partial withdrawal if it would cause your Policy to fail to qualify as life insurance under the tax laws or if it would cause your face amount to fall below the minimum allowed.

     You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the withdrawal in proportion to the amount of policy value you then have in each investment option.

     Policy loans. You may at any time borrow from us an amount equal to 90% of your policy value less surrender charges. In addition, our current practice is that after the later of 10 years or the younger insured's age 70, you may borrow 100% of the surrender value.

     We will remove from your investment options an amount equal to your loan and hold that amount as collateral for the loan. We will credit your Policy with interest on this collateral amount at an effective annual rate of 4% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at an effective annual rate of not more than 5.66%. Loan interest is payable annually, on the Policy anniversary, in advance. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan. In most cases interest you pay on Policy loans will not be deductible on your tax returns.


     You may choose which of your investment options the loan will be taken from. If you do not so specify, we will take the loan pro-rata from each investment option that you then are using. If you have specified the investment options from which monthly charges will be taken (see "Allocation of Charges"), then the loan amount will be taken from those investment options.


     You may repay all or part of your loan at any time. You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment instead. We will invest any loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan will be deducted from the proceeds we pay following the insured person's death.

     Reduced interest rate for Policy loans. After the Policy has been in force for two years we will charge interest at a reduced rate of 3.85%, payable in advance, on one Policy loan of up to 10% of the surrender value in each Policy year if (1) the surrender value is at least $10,000 or (2) the Policy has been in force for 10 years. The 10% limitation is raised to 15% for such loans obtained in Policy years in which the insured is 59 1/2 or older.


CAN I CHOOSE THE FORM IN WHICH FORTIS BENEFITS PAYS OUT THE PROCEEDS FROM MY
  POLICY?


     Choosing a payment option. You may choose to receive the full proceeds from the Policy (and any riders) as a single sum. This includes proceeds that become payable upon the death of the insured person, or upon full surrender of the policy. Alternatively, you may elect that all or part of such proceeds be applied to one or more of the following payment options:

Option 1. Interest Payments

We will pay interest for a period of time that you select. At the end of the time selected we will pay the proceeds in a single sum or under another option selected when this option is chosen.

Option 2. Payments of a Fixed Amount or for a Fixed Period

     (1) We will make equal periodic payments for a period of time you select;
         or

     (2) We will make equal periodic payments in an amount you select until all proceeds are paid out.

Option 3. Life Income Payments

     (1) Life Annuity: A monthly income during the life of the payee; or

     (2) Life Annuity with a guaranteed Period: A monthly income with payments guaranteed for either 10 or 20 years, as you choose, continuing during the payee's lifetime.

     (3) Refund Life annuity: A monthly income with payments guaranteed for the number of months determined by dividing the proceeds by the first monthly payment. The payments continue during the payee's lifetime.

Option 4. Joint Life Income Payments

    You may name two payees to whom we will pay a joint monthly income during their joint lifetime. After either payee's death, we will make monthly payments equal to 2/3 of the joint monthly payment during the survivor's lifetime.

For options 3 and 4 the amount of the monthly payments depends on the type of income selected, the ages of the payees and the amount of the proceeds.

Additional payment options may also be available with our consent. We have the right to veto any payment option, if the payee is a corporation or other entity. You can read more about each of these options in the Policy and in the separate form of payment contract that we issue when any such option takes effect.

     Interest rates that we credit under each option will be at least 3 1/2%.

     Change of payment option. You may change any payment option you have elected at any time while the Policy is in force. Additional payment options may also be available with our consent. We have the right to veto any payment option, if the payee is a corporation or other entity. You can read more about each of these options in the Policy and in the separate form of payment contract that we issue when any such option takes effect.

     Tax impact. If a payment option is chosen you or your beneficiary may have tax consequences. You therefore should consult with a qualified tax adviser before deciding whether to elect one or more payment options.


TO WHAT EXTENT CAN FORTIS BENEFITS VARY THE TERMS AND CONDITIONS OF THE POLICIES
  IN PARTICULAR CASES?



     Listed below are some variations we may make in the terms of a Policy. Any variations will be made only in accordance with uniform rules that we establish from time to time and apply evenly to all our customers. See "Additional Rights That We Have."


     Policies purchased through "internal rollovers." We maintain published rules that describe the procedures necessary to replace the other life insurance we issue with one of the Policies. Not all types of other insurance we issue are eligible to be replaced with one of the Policies.

     Policies purchased through term life conversions. Also, we maintain rules about how to convert term insurance to a Policy. This is referred to as a term conversion. Term conversions are available to owners of term life insurance we have issued. Any right to a term conversion is stated in the term life insurance policy.


     State Law requirements. Fortis Benefits is subject to the insurance laws and regulations in every jurisdiction in which the Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and riders, or related endorsements.



     Variations in expenses or risks. Fortis Benefits may vary the charges and other terms of the Policies where special circumstances result in sales or administrative expenses, mortality risks, or other risks that are different from those normally associated with the Policies. These variations will not be unfairly discriminatory to the interests of other Policy owners. Any increase in fees will not exceed the maximums set out in this prospectus.


HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

     Generally, death benefits paid under a Policy are not subject to income tax, and earnings on your policy value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution may be treated as a return of the premiums you paid, and therefore not subject to income tax.

     Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial withdrawal. Furthermore, loans, partial withdrawals and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply.


     For further information about the tax consequences of owning a Policy, please read "Tax Effects."



HOW DO I COMMUNICATE WITH FORTIS BENEFITS?


     When we refer to "you" we mean the person who is duly authorized to take any contemplated action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or charges among the investment options.


     General. You should mail or express checks and money orders for premium payments and loan repayments directly to our Service Center.



     The following requests must be made in writing, signed and dated by you: transfer of policy value; loan; full surrender; partial withdrawal, change of beneficiary or contingent beneficiary; change of allocation percentages for premium payments, loan repayments or charges; change of death benefit option or manner of death benefit payment; increase or decrease in face insurance amount; addition or cancellation of, or other action with respect to, any rider benefits; election of a payment option for Policy proceeds; tax withholding elections; and telephone transaction privileges. You should mail these requests to our Service Center. You should also communicate notice of the insured person's death, and related documentation, to our Service Center.



     We have special forms which should be used for loans, assignments, partial withdrawal and surrenders, changes of owner or beneficiary, and all other contractual changes. A Service Request form covering many of these transactions is attached to the back of this prospectus. You will be asked to return your Policy when you request a full surrender. You may also obtain these forms from our Service Center or from your sales representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.



     Telephone transactions. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your sales representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person's and owner's names, and a form of personal identification from the caller. We will mail you a prompt written confirmation of the transaction. If many people seek to make telephone requests at or about the same time, or if our telephone equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. If this occurs, you should submit a written request. The phone number for telephone requests is 1-800-800-2000, Ext. 3028.

                         ILLUSTRATIONS OF HYPOTHETICAL
                                POLICY BENEFITS

     To help clarify how our Policies work, we have prepared the following tables:

                                             PAGE TO SEE IN
                  TABLE                      THIS PROSPECTUS
                  -----                      ---------------
Death benefit Option A
  Current charges........................          18
  Guaranteed Maximum Charges.............          19
Death Benefit Option B
  Current Charges........................          20
  Guaranteed Maximum Charges.............          21

     The tables show how death benefits, policy values and surrender values ("the Policy benefits") of the Policy would vary over time if the investment options had constant hypothetical gross investment returns of 0%, 6% or 12% over the years covered by the table.

     The tables are based on a face amount of $825,000 for a 55 year-old male and a 53 year-old female who are non-smokers, and are standard mortality risks. Planned premium payments of $15,000 are assumed to be paid at the beginning of each Policy year. The illustrations assume no Policy loan has been taken. The difference in the tables between policy values and surrender values during the first ten Policy years is the amount of surrender charges.

     Separate tables are included to illustrate both current and guaranteed maximum charges for the Policy. The charges assumed in the current charge tables include the premium tax and sales expense charges, current monthly insurance charges, the current monthly administrative charge, the monthly policy issuance expense charge, and the charge for mortality and expense risks. The guaranteed maximum charge tables assume that these charges will be (1) a monthly deduction of $4.00 and a daily deduction at an annual rate of .35% to pay for a premium tax charge in the amount of 3.0% of all premium payments a sales charge in the amount of 9% of all premium payments; (2) guaranteed maximum insurance charges;
(3) a monthly insurance charge of $7.50 plus $.13 per thousand of face amount;
(4) a policy issuance expense charge; and a mortality and expense risks charge at an annual effective rate of 1.00%.


     The charges assumed by both the current and guaranteed maximum charge tables also include .87% for the expenses of the Funds, which is the average of the advisory fees payable with respect to each Fund, after all reimbursements, plus the average of all other operating expenses of each such Fund after all reimbursements. In the absence of a voluntary agreement to waive a portion of the fees and reimburse certain expenses the total fund operating expenses assumed would have been .92%. Although voluntary, it is unlikely that this voluntary agreement will be terminated prior to the point where actual operating expenses do not exceed the voluntary limits. If this agreement were to be discontinued the values would be lower in the illustrations that follow.


     The second column of each table shows the effect of an amount equal to the premiums invested to earn interest, after taxes, of 5% compounded annually.

     Individual illustrations. On request, we will send you a comparable illustration based on your Policy's features.

                     MALE ISSUE AGE 55, FEMALE ISSUE AGE 53
                      STANDARD NONSMOKER UNDERWRITING RISK
                 FACE AMOUNT: $825,000--DEATH BENEFIT OPTION A
                                CURRENT CHARGES

                                 VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                         ------------------------------------------------------------------------------------------------
           PREMIUMS                 0% (1)(2)                          6% (1)(2)(3)                    12% (1)(2)(3)
END OF   ACCUMULATED     -------------------------------   ------------------------------------   -----------------------
POLICY  AT 5% INTEREST    DEATH      POLICY    SURRENDER     DEATH        POLICY     SURRENDER      DEATH        POLICY
 YEAR    PER YEAR (1)    BENEFIT     VALUE       VALUE      BENEFIT       VALUE        VALUE       BENEFIT       VALUE
------  --------------   -------     ------    ---------    -------       ------     ---------     -------       ------
   1      $   15,750     $825,000   $ 13,750   $  5,040    $  825,000   $   14,620   $    5,912   $  825,000   $   15,490
   2          32,288      825,000     27,148     17,696       825,000       29,744       20,300      825,000       32,446
   3          49,652      825,000     40,196     30,791       825,000       45,386       35,981      825,000       51,005
   4          67,884      825,000     52,895     44,665       825,000       61,590       53,361      825,000       71,354
   5          87,029      825,000     65,273     58,219       825,000       78,343       71,290      825,000       93,632
   6         107,130      825,000     77,306     71,428       825,000       95,663       89,784      825,000      118,087
   7         128,237      825,000     89,247     84,545       825,000      113,875      109,173      825,000      145,137
   8         150,398      825,000    101,097     97,570       825,000      132,958      129,432      825,000      175,035
   9         173,668      825,000    113,001    110,650       825,000      153,055      150,704      825,000      208,177
  10         188,102      825,000    124,504    123,329       825,000      173,798      172,623      825,000      244,486
  15         339,862      825,000    179,127    179,127       825,000      291,874      291,874      825,000      490,889
  20         520,789      825,000    219,834    219,834       825,000      429,697      429,697      998,223      889,356
  25         751,702      825,000    242,859    242,859       825,000      595,740      595,740    1,651,515    1,550,450
  40       1,902,596            0          0          0     1,398,789    1,358,047    1,358,047    7,310,985    6,921,407

        VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
        ----------
        12% (1)(2)(3)
END OF  ----------
POLICY  SURRENDER
 YEAR     VALUE
------  ---------
   1    $    6,784
   2        23,010
   3        41,600
   4        63,124
   5        86,578
   6       112,209
   7       140,435
   8       171,508
   9       205,825
  10       243,310
  15       490,889
  20       889,356
  25     1,550,450
  40     6,921,407

(1) Assumes annual premium payments of $15,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.

(3) Alternative Death Benefit applies

                        MALE ISSUE AGE 55, FEMALE AGE 53
                      STANDARD NONSMOKER UNDERWRITING RISK
                 FACE AMOUNT: $825,000--DEATH BENEFIT OPTION A
                               GUARANTEED CHARGES

                                      VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                          --------------------------------------------------------------------------------------------------------
            PREMIUMS                 0% (1)(2)                         6% (1)(2)                         12% (1)(2)(3)
END OF    ACCUMULATED     -------------------------------   -------------------------------   ------------------------------------
POLICY   AT 5% INTEREST    DEATH      POLICY    SURRENDER    DEATH      POLICY    SURRENDER     DEATH        POLICY     SURRENDER
 YEAR     PER YEAR (1)    BENEFIT     VALUE       VALUE     BENEFIT     VALUE       VALUE      BENEFIT       VALUE        VALUE
------   --------------   -------     ------    ---------   -------     ------    ---------    -------       ------     ---------
   1       $   15,750     $825,000   $ 11,345   $  2,509    $825,000   $ 12,104   $  3,270    $  825,000   $   12,865   $    4,032
   2            3,229      825,000     22,351     12,638     825,000     24,577     14,871       825,000       26,897       17,198
   3           49,652      825,000     33,014     23,609     825,000     37,420     28,015       825,000       42,197       32,792
   4           67,884      825,000     43,320     35,091     825,000     50,625     42,396       825,000       58,871       50,642
   5           87,029      825,000     53,258     46,204     825,000     64,221     57,168       825,000       77,072       70,018
   6          107,130      825,000     62,841     56,963     825,000     78,173     72,295       825,000       96,898       91,020
   7          128,237      825,000     72,276     67,573     825,000     92,722     88,019       825,000      118,803      114,101
   8          150,398      825,000     81,535     78,008     825,000    107,918    104,391       825,000      142,923      139,396
   9          173,668      825,000     90,698     88,347     825,000    123,822    121,471       825,000      169,570      167,219
  10          198,102      825,000     99,342     98,166     825,000    140,019    138,843       825,000      198,568      197,392
  15          339,862      825,000    135,823    135,823     825,000    227,802    227,802       825,000      391,883      391,883
  20          520,789      825,000    144,295    144,295     825,000    313,551    313,551       825,000      695,731      695,731
  25          751,702      825,000    120,020    120,020     825,000    376,381    376,381     1,252,649    1,192,999    1,192,999
  40        1,902,596            0          0          0           0          0          0     4,874,706    4,874,706    4,874,706

(1) Assumes annual premium payments of $15,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.

(3) Alternative Death Benefit applies

                        MALE ISSUE AGE 55, FEMALE AGE 53
                      STANDARD NONSMOKER UNDERWRITING RISK
                 FACE AMOUNT: $825,000--DEATH BENEFIT OPTION B
                                CURRENT CHARGES

                           VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                          ----------------------------------------------------------------------------------
            PREMIUMS                  0% (1)(2)                           6% (1)(2)               12% (1)(2)
END OF    ACCUMULATED     ---------------------------------   ---------------------------------   ----------
POLICY   AT 5% INTEREST     DEATH       POLICY    SURRENDER     DEATH       POLICY    SURRENDER     DEATH
 YEAR     PER YEAR (1)     BENEFIT      VALUE       VALUE      BENEFIT      VALUE       VALUE      BENEFIT
------   --------------    -------      ------    ---------    -------      ------    ---------    -------
   1       $   15,750     $  838,750   $ 13,750   $  5,040    $  839,620   $ 14,620   $  5,911    $  840,490
   2           32,288        852,228     27,228     17,776       854,832     29,832     20,388       857,542
   3           49,652        865,390     40,390     30,985       870,609     45,609     36,204       876,257
   4           67,884        878,234     53,234     45,005       886,994     61,994     53,765       896,831
   5           87,029        890,782     65,782     58,728       903,975     78,975     71,921       919,410
   6          107,130        903,005     78,005     72,126       921,567     96,567     90,689       944,248
   7          128,237        915,151     90,151     85,449       940,096    115,096    110,393       971,772
   8          150,398        927,232    102,232     98,705       959,535    134,535    131,008     1,002,237
   9          173,668        939,352    114,352    112,000       980,018    155,018    152,666     1,036,039
  10          198,102        951,062    126,062    124,887     1,001,167    176,167    174,991     1,073,097
  15          339,862      1,006,124    181,124    181,124     1,120,803    295,803    295,803     1,323,581
  20          520,789      1,044,087    219,087    219,087     1,254,414    429,414    429,414     1,717,303
  25          751,702      1,070,641    245,641    245,641     1,413,919    588,919    588,919     2,366,054
  40        1,902,596              0          0          0     1,699,720    874,720    874,720     7,501,945

        VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
        -----------------------
            12% (1)(2)
END OF  -----------------------
POLICY    POLICY     SURRENDER
 YEAR     VALUE        VALUE
------    ------     ---------
   1    $   15,490   $    6,784
   2        35,542       23,106
   3        51,257       41,852
   4        71,831       63,602
   5        94,410       87,356
   6       119,248      113,370
   7       146,772      142,069
   8       177,237      173,710
   9       211,039      208,688
  10       248,097      246,921
  15       498,581      498,581
  20       892,303      892,303
  25     1,541,054    1,541,054
  40     6,676,945    6,676,945

(1) Assumes annual premium payments of $15,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.

                        MALE ISSUE AGE 55, FEMALE AGE 53
                      STANDARD NONSMOKER UNDERWRITING RISK
                 FACE AMOUNT: $825,000--DEATH BENEFIT OPTION B
                               GUARANTEED CHARGES

                                      VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                         ----------------------------------------------------------------------------------------------------------
           PREMIUMS                 0% (1)(2)                          6% (1)(2)                            12% (1)(2)
END OF   ACCUMULATED     -------------------------------   ---------------------------------   ------------------------------------
POLICY  AT 5% INTEREST    DEATH      POLICY    SURRENDER     DEATH       POLICY    SURRENDER     DEATH        POLICY     SURRENDER
 YEAR    PER YEAR (1)    BENEFIT     VALUE       VALUE      BENEFIT      VALUE       VALUE      BENEFIT       VALUE        VALUE
------  --------------   -------     ------    ---------    -------      ------    ---------    -------       ------     ---------
   1      $   15,750     $836,344   $ 11,344   $  2,508    $  837,104   $ 12,104   $  3,269    $  837,865   $   12,865   $    4,031
   2          32,288      847,418     22,418     12,704       849,650     24,650     14,944       851,976       26,976       17,277
   3          49,652      858,172     33,172     23,767       862,600     37,600     28,195       867,402       42,402       32,997
   4          67,884      868,589     43,589     35,360       875,946     50,946     42,716       884,256       59,256       51,027
   5          87,029      878,653     53,653     46,599       889,711     64,711     57,657       902,681       77,681       70,628
   6         107,130      888,366     63,366     57,488       903,853     78,853     72,975       922,780       97,780       91,902
   7         128,237      897,928     72,928     68,226       918,605     93,605     88,903       944,999      119,999      115,297
   8         150,398      907,301     82,301     78,774       934,005    109,005    105,478       969,462      144,462      140,935
   9         173,668      916,553     91,553     89,201       950,095    125,095    122,743       996,458      171,458      169,107
  10         188,102      925,250    100,250     99,074       966,431    141,431    140,255     1,025,771      200,771      199,596
  15         339,862      960,444    135,444    135,444     1,052,491    227,491    227,491     1,216,923      391,923      391,923
  20         520,789      961,983    136,983    136,983     1,123,318    298,318    298,318     1,488,132      663,132      663,132
  25         751,702      940,388    115,388    115,388     1,183,744    358,744    358,744     1,898,640    1,073,640    1,073,640
  40       1,902,596            0          0          0             0          0          0     4,230,866    3,405,866    3,405,866

(1) Assumes annual premium payments of $15,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.

                             ADDITIONAL INFORMATION

     A general overview of the Policies appears at pages 1 through 20. The additional information that follows gives more details, but generally does not repeat what is set forth above.


                                        PAGE TO SEE
CONTENTS OF ADDITIONAL INFORMATION   IN THIS PROSPECTUS
----------------------------------   ------------------
Fortis Benefits....................          22
The Separate Account...............          22
Tax Effects........................          22
Voting Privileges..................          26
Your Beneficiary...................          26
Assigning Your Policy..............          27
More About Policy Charges..........          27
Effective Date of Policy and
  Related Transactions.............          28
More about Our General Account
  Option...........................          29
Distribution of the Policies.......          29
Payment of Policy Proceeds.........          30
Adjustments to Death Benefit.......          31
Additional Rights That We Have.....          31
Performance Information............          31
Our Reports to Policy Owners.......          32
Fortis Benefits Management.........          32
Legal Matters......................          33
Independent Auditors...............          33
Actuarial Experts..................          33
Financial Statements...............          33


     Special words and phrases. If you want more information about any words or phrases that you read in this prospectus, you may wish to refer to the Index of words and Phrases that appears at the end of this prospectus (page 33). That index will tell you on what page you can read more about many of the words and phrases that we use.


FORTIS BENEFITS


     We are Fortis Benefits Insurance Company ("Fortis"), a stock life insurance company that was founded in 1910. Fortis is a Minnesota corporation and is qualified to sell life insurance and annuity contracts in all states except New York. Fortis is an indirect, wholly-owned subsidiary of Fortis, Inc. which is itself indirectly owned 50% by Fortis (NL) N.V. and 50% by Fortis (B). Fortis, Inc. manages the United States operations for these two companies.


     Fortis (NL) N.V. of the Netherlands and Fortis (B) of Belgium, are diversified financial services companies which began operations in the early 1800's. Fortis (NL) N.V. and Fortis (B) have merged their operating companies under the trade name of Fortis.



REINSURANCE AND ADMINISTRATION OF CONTRACTS



     Effective April 1, 2001, Fortis Benefits contracted the administrative servicing obligations for the contracts to Hartford Life and Annuity Insurance Company ("Hartford L&A"), a subsidiary of The Hartford Financial Services Group. Although Fortis Benefits remains responsible for all contract terms and conditions, Hartford L&A is responsible for servicing the contracts, including the payment of benefits, oversight of investment management (i.e., the available investment portfolios) and overall contract administration. This was part of a larger transaction whereby Hartford L&A reinsured all of the individual life insurance and annuity business of Fortis Benefits.


THE SEPARATE ACCOUNT

     We hold the Mutual Fund shares in which any of your policy value is invested in our Variable Account C. Variable Account C is a "separate account," as defined by the SEC and is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the separate account on March 16, 1986 under Minnesota law.

     For record keeping and financial reporting purposes, Variable Account C is divided into separate subaccounts each corresponding to one of the available investment options (other than our general account option). We hold the Fund shares in which we invest your policy value for an investment option in its corresponding subaccount.

     The assets in the separate account are our property. Nevertheless, the assets in the separate account would be available only to satisfy the claims of owners of the Policies, to the extent they have allocated their policy value to the separate account. Our other creditors could reach only those separate account assets (if any) that are in excess of the amount of our reserves and liabilities under the Policies with respect to the separate account.

TAX EFFECTS

     This discussion is based on current federal income tax law and interpretations. It assumes that the Policy owner is a natural person who is a U.S. citizen and resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax adviser.

     General. A Policy will be treated as "life insurance" for federal income tax purposes if (a) it meets the definition of life insurance under Section 7702 of the Internal Revenue Code of 1986 ("the Code"), and (b) for as long as the investments made by the underlying Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe it is reasonable to conclude that the Policies will meet these requirements and that:

- the death benefit received by the beneficiary under your Policy will not be subject to federal income tax; and

- increases in your policy value as a result of interest or investment experience will not be subject to federal income tax unless and until there are certain distributions from your Policy, such as a surrender or a partial withdrawal.

The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract" (which is discussed below). In all cases, however, the character of all income that is described below as taxable to the payee will be ordinary income (as opposed to capital gain).

     Definition of life insurance. The manner in which the Section 7702 definition of life insurance test should be applied to certain features of the Policy is not directly addressed by the Code, nor has guidance been issued to date under Section 7702. In the absence of such guidance there is necessarily some uncertainty as to whether a Policy will meet the definition of life insurance, especially if it insures a substandard risk. In such an event, we reserve the right to modify the Policy, to the extent possible and appropriate, to qualify it as a life insurance contract under Section 7702. If a Policy were determined not to be a life insurance contract, the Policy would not provide most of the tax advantages normally provided by a life policy.

     Diversification. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure by us to comply with these regulations would disqualify, your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Our separate account, through the Funds, intends to comply with these requirements.

     In connection with the issuance of the temporary diversification regulations, the Treasury Department stated that it anticipated the issuance of guidelines prescribing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within a separate account may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. If you were considered the owner of the assets of the separate account, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that Fortis, and not the owner of a Policy, would be considered the owner of the assets of our separate account.

     Modified endowment contract status. Your Policy will be a "modified endowment contract" if, at any time during the first seven Policy years, you have paid a cumulative amount of premiums that exceeds the premiums that would have been paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits after the payment of seven level annual premiums. This is called the "seven-pay" test.

     Whenever there is a "material change" under a Policy, the Policy will generally be (a) treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the policy value at the time of such change. A materially changed Policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change for these purposes could occur as a result of a change in death benefit option, the selection of additional rider benefits, an increase in your Policy's face amount of coverage, and certain other changes.

     If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in face amount you request or, in some cases, a partial withdrawal or termination of additional benefits under a rider.) If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract. A life insurance policy that is received in tax-free exchange for a modified endowment contract will also be considered a modified endowment contract.

     Other effects of Policy changes. Changes made to your Policy (for example, a decrease in benefits or a lapse or reinstatement of your Policy) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of policy value that may be maintained under your Policy.

     Taxation of pre-death distribution if your Policy is not a modified endowment contract. As long as your Policy remains in force during the insured person's lifetime, as a non-modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest paid on the loan generally will not be tax deductible.

     After the first 15 Policy years, the proceeds from a partial withdrawal will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable. During the first 15 Policy years, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your policy value exceeds your basis in your Policy.

     Upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy terminates after a grace period while there is a policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. Finally, If you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

     Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy during the insured person's lifetime will be taxed on an "income-first" basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or partial withdrawal. Any such distributions will be considered taxable income to you to the extent your policy value exceeds your basis in the Policy. For modified endowment contracts, your basis is similar to the basis described above for other Policies, except that it also would be increased by the amount of any prior loan under your Policy that was considered taxable income to you. For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by the same insurer (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are aggregated. The U.S. Treasury Department has authority to prescribe additional rules to prevent avoidance of "income-first" taxation on distributions from modified endowment contracts.

     A 10% penalty tax also will apply to the taxable portion of most distributions from a Policy that is a modified endowment contract. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. If your Policy terminates after a grace period while there is a Policy loan, the cancellation of such loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the Policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

     Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a Policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. The Treasury Department has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment contract.

     Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

     Accelerated benefit rider. Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the Code, are generally excludable from the payee's gross income. We believe that the benefits provided under our accelerated benefit rider meet the Code's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply, however, to amounts paid to someone other than the insured person, if the payee has an insurable interest in the insured person's life because the insured is a director, officer or employee of the payee or by reason of the insured person being financially interested in any trade or business carried on by the payee.

     Estate and generation skipping taxes. If the insured person is the Policy's owner, the death benefit under a Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the surrender value of the Policy would be includable. Federal estate tax is integrated with federal gift tax under a unified rate schedule. In general, estates less than $625,000 (or larger amounts specified in the Code to commence in certain future years) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

     As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

     The particular situation of each Policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

     Employee benefit programs. Complex rules may apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These Policy owners must consider whether the Policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

     ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. You should consult a qualified legal adviser.

     Our Taxes. The operations of our Variable Account C are reported in our federal income tax return, but we currently pay no income tax on the separate account's investment income and capital gains, because these items are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, no charge is currently being made to the separate account for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to the separate account for income taxes incurred by us that are attributable to the Policies.

     We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, charges may be made for such taxes when they are attributable to our separate account or to the Policies.


     The Funds in which your policy value is invested may elect to pass through to Fortis taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to Fortis Benefits. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to Fortis Benefits.


     When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

     Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, If you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

VOTING PRIVILEGES

     You will be entitled to instruct us how to vote the Fund shares held in the subaccounts of Variable Account C and attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes you are entitled to direct with respect to a particular subaccount is equal to one vote for each $100 in policy value in that subaccount. Fractional votes will be recognized. Variable Account C will vote all shares of each Fund that it holds of record in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the separate account.

     If you are entitled to give us voting instructions, we will send you proxy material and a form for providing such instructions. In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and detail the reasons in our next report to Policy owners.


     Fortis Benefits reserves the right to modify these procedures in any manner consistent with applicable legal requirements and interpretations as in effect from time to time.


YOUR BENEFICIARY

     You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the insured person's lifetime. We also require the consent of any irrevocably named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

ASSIGNING YOUR POLICY

     You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason, if we agree. Two copies of the assignment must be forwarded to us. We are not responsible for any payment we make or any action taken before we receive due and complete notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal, loan or payment from a Policy under an accelerated benefit rider. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser prior to making an assignment.

MORE ABOUT POLICY CHARGES

     Purpose of our charges. The charges under the Policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Policies. They are also designed, in the aggregate, to compensate us for the risks we assume and services that we provide under the Policies. These include mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay); investment risks (such as the risk that adverse investment performance will make it more costly for us to provide the guaranteed death benefit or reduce the amount of our charge fee revenues below what we anticipate); sales risks (such as the risk that the number of Policies we sell and the premiums we receive, net of withdrawals, are less than we expect thereby depriving us of expected economies of scale); regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable life insurance policies); and expense risks (such as the risk that the costs of administrative services that the Policies require us to provide will exceed what we currently project).

     If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss.

     The monthly Policy issuance expense charge is primarily intended to defray expenses incurred in underwriting and processing applications, and in issuing the Policies. The monthly administrative charge that we deduct has been designed primarily to compensate us for the continuing administrative functions we perform in connection with the Policies. The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policies as insured persons die.

     Any excess from the charges discussed in the preceding paragraph, as well as revenues from the premium tax and sales expense charge, and from the daily charge for mortality and expense risks, are primarily intended (a) to defray other unreimbursed administrative expenses, costs of paying sales commissions and other marketing expenses for the Policies, and costs of paying death claims if the mortality experience of insured persons is worse than we expect), (b) to compensate us for the risks we assume under the Policies, or (c) to compensate us for state and local taxes we have to pay when we receive a premium from you, as well as similar federal taxes we incur as a result of premium payments or (d) otherwise to be retained by us as profit. The surrender charge has also been designed primarily for these purposes.

     Although the preceding paragraphs describe the primary purposes for which charges under the Policies have been designed, these distinctions are imprecise and subject to considerable change over the life of a Policy. We have full discretion to retain or use the revenues from any charge or charge increase for any purpose, whether or not related to the Policies.

     Change of smoker status. If the person insured under your Policy is a smoker, you may apply to us for an improved risk class if the insured person meets our then applicable requirements for demonstrating that he or she has ceased smoking for a sufficient period. Any change from smoker to non-smoker risk class will take effect on the next monthly anniversary, and the non-smoker rates for the coverage under the Policy will be applied retroactively for the 12 months prior to the date of the change.

     Gender neutral Policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, rating class and smoker status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a policy in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.


     Cost of insurance rates. Because of face amount increases, different cost of insurance rates may apply to different increments of face amount under your Policy. If so, we attribute your policy value in proportion to the increments of face amount in order to compute our net amount at risk at each cost of insurance rate. See "Monthly Insurance Charge."


EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS

     Valuation dates, times, and periods. We generally compute values under Policies on each day that we are open for business except, with respect to any investment option, days on which the related Fund does not value its shares. We call each such day a "valuation date."

     We compute policy values as of 3:00 p.m., Central time, on each valuation date. We call this our "close of business." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period."


     Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in full and proper order at our Service Center. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the day following that valuation date.



     Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a Policy to you and if so, what the insured person's insurance risk class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the first premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person's health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $300,000 if the insured person meets certain medical and risk requirements. The terms and conditions of this coverage are described in our "Temporary Insurance Agreement." You can obtain a copy from our Service Center by writing to the address shown on the first page of this prospectus or from your sales representative.


     Policy Date, Policy months and years. After we approve an application for a Policy and assign an appropriate insurance risk class, we prepare the Policy. The day we begin to deduct charges will appear on your Policy schedule and is called the "policy date." The policy date will ordinarily be within three days after the date the application is approved. Policy months and years are measured from the policy date. In order to preserve a younger age at issue for the insured person we may assign a policy date to a Policy that is up to 6 months earlier than otherwise would apply.

     Monthly anniversaries. Each charge that we deduct monthly is assessed against your policy value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly anniversaries."

     Commencement of investment performance. The first premium payment will be allocated automatically to the general account as of the later of the policy date or the date the payment is received, and assuming the Policy goes into effect, will earn a rate of return. These payments will be held in the general account generally until the twentieth day after the Policy is issued and insurance coverage commences. Then, all premiums plus any earnings will be re-allocated among the general account and the variable investment options according to the selections you have made.

     Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions implemented in response to requests and elections made by you are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

- Increases or decreases you request in the face amount of insurance or changes in the death benefit option take effect on the Policy's monthly anniversary on or next following (1) the date we receive your request or (2) if we require evidence of insurability, the date we approve your request;

- We may return premium payments if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law;


- If you exercise the right to return your Policy described on the first page of this prospectus, your coverage will end when you mail us your Policy or deliver it to your sales representative; and


- If you pay a premium in connection with a request which requires our approval, your payment will be applied when received rather than following the effective date of the change requested so long as your coverage is in force and the amount paid will not cause you to exceed premium limitations under the Code. If we do not approve your request, no premium will be refunded to you except to the extent necessary to cure any violation of the maximum premium limitations under the Code. This procedure will not apply to premiums remitted in connection with reinstatement requests.

MORE ABOUT OUR GENERAL ACCOUNT OPTION

     Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's general account option. Because of applicable exemptive provisions, no interest in this option has been registered under the Securities Act of 1933; nor is our general account an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account option. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     How we declare interest. We can at any time change the rate of interest we are paying on any policy value allocated to our general account option, but it will always be at an effective annual rate of at least 4%.

     Under these procedures, it is likely that at any time different interest rates will apply to different portions of your policy value, depending on when each portion was allocated to our general account option. Any charges, partial withdrawals, or loans that we take from any policy value that you have in our account option will be taken from each portion in reverse chronological order based on the date that policy value was allocated to this option.

DISTRIBUTION OF THE POLICIES


     Woodbury Financial Services, Inc. ("Woodbury Financial") is the principal underwriter of the Policies. Its principal office is 500 Bielenberg Drive, Woodbury, MN 55125. Woodbury Financial is a Minnesota Corporation organized March 15, 1968. Woodbury Financial is an indirect subsidiary of the Hartford Financial Services, Inc. It is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Woodbury Financial is also the principal underwriter for Variable Account D of Fortis Benefits, First Fortis Life Insurance

Company's Separate Account A, Fortis Advantage Portfolios, Inc., Fortis Bond Funds, Inc., Fortis Stock Funds, Inc., Fortis Tax-Free Portfolios, Inc., Fortis Money Fund, Inc., Fortis Income Portfolios, Inc., and Fortis Worldwide Portfolios, Inc.



     Fortis has an agreement with Woodbury Financial for promotion and distribution of the Policies. Woodbury Financial has sales agreements with its registered representatives, as well as various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of the NASD.



     As compensation for selling the Policies, Fortis Benefits will pay Woodbury Financial 110.5% of the premiums paid up to the first twelve recommended monthly minimum premiums, 4% of all other premiums paid during the first six years of the Policy and 2% of all premiums in excess of the target amount paid in Policy years seven through ten. We also pay Woodbury Financial .25% of unloaned policy value annually as a service fee from the eleventh Policy year. We also pay a general marketing allowance to Woodbury Financial not to exceed an amount agreed to in advance by Fortis Benefits and Woodbury Financial.



     Woodbury Financial pays compensation not in excess of these amounts to other broker-dealers and banks who sell the Policies. Fortis Benefits may pay alternative amounts for sales of the Policies under a flexible compensation plan, but the maximum value of any alternative amounts we pay is expected to be equivalent over time to the amounts described above.


     We pay a comparable amount of compensation for any increase of $25,000 or more in the face amount of coverage that you request. In addition, we may pay expense allowances, bonuses, wholesaler fees and training allowances.

     We pay the compensation from our own resources. These payments do not result in any additional charge to you that is not described in the prospectus. Each broker-dealer firm or bank, in turn compensates its registered representative or employee who acts as agent in selling you a Policy.

PAYMENT OF POLICY PROCEEDS

     General. We will pay any death benefit, surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

     Delay of general account option proceeds. We have the right, however, to defer death benefit payments derived from that portion of your policy value this is allocated to the general account for up to two months; and all other payments or transfers of amounts out of our general account option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3.5% a year from the date we receive all items we require to make the payment.

     Delay for check clearance. We reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

     Delay of separate account proceeds. We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from that portion of your policy value that is allocated to Variable Account C, if (a) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of policy value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

     Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application and any application for a change in coverage. However,

- We cannot challenge the Policy after it has been in effect, during the lifetime of the insureds, for two years from the date the Policy was issued or reinstated. (Some states may require that we measure this time in some other way.)

- We cannot challenge any Policy change that requires evidence of insurability (such as an increase in face amount) after the change has been in effect for two years during the lifetime of the insureds.

- We cannot challenge an additional benefit rider that provides benefits in the event that the insured person becomes totally disabled, after two years from the later of the Policy's date of issue or the date as of which the additional benefit rider becomes effective.

ADJUSTMENTS TO DEATH BENEFIT

     Suicide. If either insured person commits suicide within two years after the date on which the Policy was issued, the death benefit will be limited to the total of all premiums that have been paid to the time of death minus any outstanding Policy loan and any partial withdrawals. If either insured person commits suicide within two years after the effective date of an increase in face amount that you requested, we will pay the death benefit based on the face amount which was in effect before the increase, plus the monthly insurance deductions for the increase. Some states require that we compute differently these periods for non-contestability following a suicide.

     Wrong age or sex. If the age or gender of either insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

     Death during grace period. If the insured person dies during the Policy's grace period, we will deduct any overdue monthly charges from the insurance proceeds.

ADDITIONAL RIGHTS THAT WE HAVE

     We have the right at any time to:

- terminate the automatic rebalancing feature if your policy value falls below $2,000;

-  change the underlying Fund that any investment option uses;

- add or delete investment options, combine two or more investment options, or withdraw assets relating to the Policy from one investment option and put them into another;

- operate Variable Account C under the direction of a committee or discharge such a committee at any time;

- operate the separate account, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Our separate account may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish;

- do any of the following, if in our judgment necessary or appropriate to ensure that the Policies continue to qualify for tax treatment as life insurance: decline to change death benefit options or the face amount of insurance, refuse a partial withdrawal request, require you to pay additional premiums, make distributions from your Policy (which could require payment of taxes and penalties), or make any other changes in your Policy; or

- make other changes in the Policies that do not reduce any surrender value, death benefit, policy value, or other accrued rights or benefits.

PERFORMANCE INFORMATION

     From time to time, we may quote performance information for the subaccounts of the Variable Account C in advertisements, sales literature, or reports to owners or prospective investors.

     We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's policy value or death benefit. We also may present the yield or total return of the subaccount based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time; including periods beginning with the commencement of the operations of the subaccount or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges. We generally expect to exclude cost of insurance charges because of the individual nature of these charges.


     We may compare a subaccount's performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Rating, and The Wall Street Journal. We also may advertise ratings of Fortis Benefits' financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.


     Performance information for any subaccount reflects the performance of a hypothetical Policy and are not illustrative of how actual investment performance would affect the benefits under your Policy. Therefore, you should not consider such performance information to be an estimate or guarantee of future performance.

     If there are any significant changes in the underlying investments of an investment option that you are using, you will be notified as required by law. We intend to comply with applicable law in making any changes and, if necessary, we will seek Policy owner approval.

OUR REPORTS TO POLICY OWNERS

     We will mail you a report annually that includes information about your Policy's current death benefit, policy value, surrender value and policy loans. Notices will be sent to you to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should therefore give us prompt written notice of any address change.


FORTIS BENEFITS MANAGEMENT



     The directors and executive officers, of Fortis Benefits are listed below, together with their principal occupations and business experience for the past five years:



    OFFICER-DIRECTORS
    -----------------
Robert Brian Pollock
  (3).....................    President and Chief
                              Executive Officer; Vice
                              President and Treasurer of
                              Fortis, Inc.
Michael John Peninger
  (3).....................    Executive Vice President;
                              President (Non medical).



     OTHER DIRECTORS
     ---------------
J. Kerry Clayton (1)......    Chairman and Chief
                              Executive Officer of
                              Fortis, Inc.; before then
                              President and Chief
                              Operating Officer of
                              Fortis, Inc.
Arie Aristide Fakkert
  (2).....................    General Manager of Fortis
                              International N.V.
Alan W. Feagin (4)........    Executive Vice President;
                              (President--Fortis Family)


------------------------------

(1) Address: Fortis, Inc., One Chase Manhattan Plaza, New York, NY 10005. Fortis, Inc. is wholly owned by Fortis International, N.V., which is itself wholly owned by AMEV/VSB 1990 N.V. The latter two companies share the same address as N.V. AMEV. AMEV/VSB 1900 N.V. is 50% owned by Fortis (NL) N.V. and 50% owned by Fortis (B), Boulevard Emile Jacqmain 53, Brussels, Belgium.

(2) Address: Fortis (NL) N.V., Archimedeslaan 10, 3584 BA Utrecht, The Netherlands.



(3) Address: 2323 Grand Avenue, Kansas City, MO 64108.



(4) Address: 10 Glenlake Parkway NE, Suite 500, Atlanta, GA 30328.


LEGAL MATTERS


     We are not involved in any legal proceedings that would be considered material with respect to a Policy owner's interest in Variable Account C. Douglas R. Lowe, Esq., opined as to the validity of the Policies.



INDEPENDENT AUDITORS



     The financial statements of Fortis Benefits Insurance Company at December 31, 2000 and for the year then ended, and the statement of net assets of Fortis Benefits Insurance Company Variable Account C at December 31, 2000 and the related statements of operations and changes in net assets for the period ended December 31, 2000, appearing in the Prospectus and Registration Statement have been audited by PricewaterhouseCoopers LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such authority as experts in accounting and auditing. The financial statements of Fortis Benefits Insurance Company at December 31, 1999 and for each of the two years in the period ended December 31, 1999 and the statements of operations and changes in net assets of Fortis Benefits Variable Account C for the period ended December 31, 1999 appearing in the Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such authority as experts in accounting and auditing.


ACTUARIAL EXPERTS

     Actuarial matters in this prospectus have been examined by Kay M. Doughty, ASA, MAAA, Staff Actuary. Her opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.


FINANCIAL STATEMENTS



     The financial statements of Fortis Benefits and Variable Account C included in this Prospectus should be considered only as bearing upon the ability of Fortis Benefits to meet its obligations under the Policies.



     Fortis Benefits generally reinsures risks for non-group insurance in excess of $500,000 per insured with other insurance companies. See Notes to Fortis Benefits' financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Shareholder of


Fortis Benefits Insurance Company



In our opinion, the accompanying balance sheet and the related statements of income, of changes in shareholder's equity and of cash flows present fairly, in all material respects, the financial position of Fortis Benefits Insurance Company, an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V. (the Company) at December 31, 2000, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. The financial statements of the Company as of December 31, 1999 and for the two years in the period then ended were audited by other independent accountants whose report dated February 17, 2000 expressed an unqualified opinion on those statements.


                                          [/s/ PRICEWATERHOUSECOOPERS LLP]


February 15, 2001

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying balance sheet of Fortis Benefits Insurance Company, an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V., as of December 31, 1999, and the related statements of income, changes in shareholder's equity and cash flows for each of the two years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fortis Benefits Insurance Company at December 31, 1999, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

                                          [/s/ ERNST & YOUNG]

Minneapolis, Minnesota
February 17, 2000

BALANCE SHEETS


FORTIS BENEFITS INSURANCE COMPANY


(IN THOUSANDS, EXCEPT SHARE DATA)



                                                                      DECEMBER 31
                                                                ------------------------
                                                                   2000          1999
                                                                ----------    ----------
ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost
     2000 -- $2,543,040; 1999 -- $2,802,697)................    $2,530,480    $2,706,372
  Equity securities, at fair value (cost 2000 -- $91,164;
     1999 -- $81,554).......................................        87,912        85,021
  Mortgage loans on real estate, less allowance for possible
     losses (2000 and 1999 -- $11,085)......................       810,616       754,514
  Policy loans..............................................       102,308        83,439
  Short-term investments....................................       152,736       115,527
  Real estate and other investments.........................        41,712        47,502
                                                                ----------    ----------
                                                                 3,725,764     3,792,375
Cash and cash equivalents...................................        13,209        18,670
Receivables:
  Uncollected premiums......................................        66,505        62,938
  Reinsurance recoverable on unpaid and paid losses.........        64,182        23,471
  Other.....................................................        48,083        19,406
                                                                ----------    ----------
                                                                   178,770       105,815
Accrued investment income...................................        52,556        55,464
Deferred policy acquisition costs...........................       473,761       430,192
Property and equipment at cost, less accumulated
  depreciation..............................................        20,891        25,118
Federal income tax recoverable..............................         7,248            --
Deferred federal income taxes...............................        33,825        52,467
Other assets................................................         1,677         1,582
Due from affiliates.........................................            --         8,304
Assets held in separate accounts............................     5,184,083     5,120,152
                                                                ----------    ----------
Total assets................................................    $9,691,784    $9,610,139
                                                                ==========    ==========



    The accompanying notes are an integral part of the financial statements.

BALANCE SHEETS

(IN THOUSANDS, EXCEPT SHARE DATA)



                                                                      DECEMBER 31
                                                                ------------------------
                                                                   2000          1999
                                                                ----------    ----------
POLICY RESERVES AND LIABILITIES AND SHAREHOLDER'S EQUITY
Policy reserves and liabilities:
  Future policy benefit reserves:
     Traditional and pre-need life insurance................    $1,170,612    $1,106,269
     Interest sensitive and investment products.............       970,591     1,147,657
     Accident and health....................................     1,007,328       940,865
                                                                ----------    ----------
                                                                 3,148,531     3,194,791
  Unearned revenues.........................................        33,614        28,673
  Other policy claims and benefits payable..................       240,677       265,486
  Policyholder dividends payable............................         7,438         7,939
                                                                ----------    ----------
                                                                 3,430,260     3,496,889
  Accrued expenses..........................................        69,476        59,409
  Current income taxes payable..............................            --         1,838
  Other liabilities.........................................       181,633       120,110
  Due to affiliates.........................................         4,497            --
  Deferred gain on LTC sale.................................        15,919            --
  Liabilities related to separate accounts..................     5,159,275     5,082,341
                                                                ----------    ----------
Total policy reserves and liabilities.......................     8,861,060     8,760,587
                                                                ----------    ----------
Shareholder's equity:
  Common stock, $5 par value: authorized, issued and
     outstanding shares -- 1,000,000........................         5,000         5,000
  Additional paid-in capital................................       468,000       468,000
  Retained earnings.........................................       366,644       427,811
  Accumulated other comprehensive loss......................        (8,920)      (51,259)
                                                                ----------    ----------
Total shareholder's equity..................................       830,724       849,552
                                                                ----------    ----------
Total policy reserves and liabilities and shareholder's
  equity....................................................    $9,691,784    $9,610,139
                                                                ==========    ==========



    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF INCOME


FORTIS BENEFITS INSURANCE COMPANY


(IN THOUSANDS)



                                                                       YEARS ENDED DECEMBER 31
                                                                --------------------------------------
                                                                   2000          1999          1998
                                                                ----------    ----------    ----------
REVENUES:
Insurance operations:
  Traditional life insurance premiums.......................    $  428,641    $  301,377    $  260,567
  Interest sensitive and investment product policy
     charges................................................       159,728       141,285       119,039
  Accident and health insurance premiums....................       952,015     1,002,867       953,652
                                                                ----------    ----------    ----------
                                                                 1,540,384     1,445,529     1,333,258
Net investment income.......................................       279,572       238,698       234,043
Net realized (losses) gains on investments..................       (17,039)       25,962        52,404
Other income................................................        12,687        11,610        11,183
                                                                ----------    ----------    ----------
Total revenues..............................................     1,815,604     1,721,799     1,630,888
BENEFITS AND EXPENSES:
Benefits to policyholders:
  Traditional life insurance................................       335,022       218,993       189,337
  Interest sensitive investment products....................        89,062        93,668        96,178
  Accident and health claims................................       749,945       812,149       798,036
                                                                ----------    ----------    ----------
                                                                 1,174,029     1,124,810     1,083,551
Policyholder dividends......................................         2,685         3,114         3,486
Amortization of deferred policy acquisition costs...........        47,215        43,078        33,365
Insurance commissions.......................................       128,267       124,601       118,710
General and administrative expenses.........................       333,734       302,663       299,492
                                                                ----------    ----------    ----------
Total benefits and expenses.................................     1,685,930     1,598,266     1,538,604
                                                                ----------    ----------    ----------
Income before federal income taxes..........................       129,674       123,533        92,284
Federal income taxes........................................        41,555        40,327        30,402
                                                                ----------    ----------    ----------
Net income..................................................    $   88,119    $   83,206    $   61,882
                                                                ==========    ==========    ==========



    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY


FORTIS BENEFITS INSURANCE COMPANY


(IN THOUSANDS)



                                                                                           ACCUMULATED
                                                               ADDITIONAL                     OTHER
                                                     COMMON     PAID-IN      RETAINED     COMPREHENSIVE
                                          TOTAL      STOCK      CAPITAL      EARNINGS     (LOSS) INCOME
                                        ---------    ------    ----------    ---------    -------------
Balance, December 31, 1997..........    $ 880,106    $5,000     $468,000     $ 332,723      $  74,383
  Comprehensive income:
     Net income.....................       61,882       --            --        61,882             --
     Change in unrealized gain
       (losses) on investments,
       net..........................       (6,520)      --            --            --         (6,520)
                                        ---------
  Total comprehensive income........       55,362
  Dividend..........................      (50,000)      --            --       (50,000)            --
                                        ---------    ------     --------     ---------      ---------
Balance, December 31, 1998..........      885,468    5,000       468,000       344,605         67,863
  Comprehensive income:
     Net income.....................       83,206       --            --        83,206             --
     Change in unrealized gain
       (losses) on investments,
       net..........................     (119,122)      --            --            --       (119,122)
                                        ---------
  Total comprehensive loss..........      (35,916)
                                        ---------    ------     --------     ---------      ---------
Balance, December 31, 1999..........      849,552    5,000       468,000       427,811        (51,259)
  Comprehensive income:
     Net income.....................       88,119       --            --        88,119             --
     Change in unrealized gain
       (losses) on investments,
       net..........................       42,339       --            --            --         42,339
                                        ---------
  Total comprehensive income........      130,458
  Dividend..........................     (149,286)      --            --      (149,286)            --
                                        ---------    ------     --------     ---------      ---------
Balance, December 31, 2000..........    $ 830,724    $5,000     $468,000     $ 366,644      $  (8,920)
                                        =========    ======     ========     =========      =========



    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CASH FLOWS


FORTIS BENEFITS INSURANCE COMPANY


(IN THOUSANDS)



                                                                      YEARS ENDED DECEMBER 31
                                                             -----------------------------------------
                                                                2000           1999           1998
                                                             -----------    -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income...............................................    $    88,119    $    83,206    $    61,882
Adjustments to reconcile net income to net cash provided
  by operating activities:
     Provision for depreciation..........................          4,830         12,807         12,409
     Amortization of gain on reinsured business..........         (3,100)            --             --
     Amortization of investment (discounts) premiums,
       net...............................................          1,574          1,930         (3,200)
     Net realized losses (gains) on sold investments.....         13,910        (25,962)       (52,404)
     Write-off of investment.............................          3,129             --             --
     Policy acquisition costs deferred...................       (113,927)       (96,308)       (73,147)
     Amortization of deferred policy acquisition costs...         47,215         43,078         33,365
     Provision for deferred federal income taxes.........         (4,151)        29,454            417
     Decrease in income taxes recoverable................         (9,086)        (2,330)        (6,381)
     Change in receivables, accrued investment income,
       unearned premiums, accrued expenses, other assets,
       due to and from affiliates and other
       liabilities.......................................        (48,646)        27,227         (4,455)
     Increase (decrease) in future policy benefit
       reserves for traditional, interest sensitive and
       accident and health policies......................        158,150         97,931        106,135
     (Decrease) increase in other policy claims and
       benefits and policyholder dividends payable.......        (25,303)         5,012         (2,514)
     Other...............................................             --             --            169
                                                             -----------    -----------    -----------
Net cash provided by operating activities................        112,714        176,045         72,276
                                                             -----------    -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of fixed maturity investments..................     (1,546,720)    (1,654,104)    (2,380,511)
Sales and repayments of fixed maturity investments.......      1,777,428      1,675,488      2,428,207
(Increase) decrease in short-term investments............        (37,208)       (83,659)        38,669
Purchases of other investments...........................       (363,978)      (305,889)      (408,998)
Sales of other investments...............................        298,925        353,267        352,873
Purchases of property and equipment......................           (603)        (7,213)          (356)
Cash received pursuant to reinsurance agreement..........         17,591          3,374             --
                                                             -----------    -----------    -----------
Net cash provided by (used in) investing activities......        145,435        (18,736)        29,884
                                                             -----------    -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
Activities related to investment products:
  Considerations received................................        226,139        237,375        215,693
  Surrenders and death benefits..........................       (448,349)      (416,537)      (326,457)
  Interest credited to policyholders.....................         32,886         39,855         49,371
Dividend.................................................        (74,286)            --        (50,000)
                                                             -----------    -----------    -----------
Net cash used in financing activities....................       (263,610)      (139,307)      (111,393)
                                                             -----------    -----------    -----------
(Decrease) increase in cash and cash equivalents.........         (5,461)        18,002         (9,233)
Cash and cash equivalents at beginning of year...........         18,670            668          9,901
                                                             -----------    -----------    -----------
Cash and cash equivalents at end of year.................    $    13,209    $    18,670    $       668
                                                             ===========    ===========    ===========



    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CASH FLOWS


FORTIS BENEFITS INSURANCE COMPANY


(IN THOUSANDS)



                                                                     YEARS ENDED DECEMBER 31
                                                                ---------------------------------
                                                                  2000        1999         1998
                                                                --------    ---------    --------
SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING ACTIVITIES:
Assets and liabilities transferred in reinsurance
  transactions (Note 9):
Non-cash assets (ceded) received:
  Fixed maturities..........................................    $     --    $ 517,091    $     --
  Other investments.........................................          --      121,696          --
  Other assets..............................................        (157)      12,763          --
  Deferred acquisition costs................................     (20,829)      35,882          --
                                                                --------    ---------    --------
Total value of assets (ceded) received......................    $(20,986)   $ 687,432    $     --
                                                                --------    ---------    --------
Non-cash liabilities ceded (assumed):
  Future policy benefit reserves............................    $ 15,086    $(685,932)   $     --
  Claim reserves............................................           7       (4,874)         --
  Unearned premium reserves.................................       7,641           --          --
  Other liabilities.........................................        (320)          --          --
                                                                --------    ---------    --------
Total liabilities ceded (assumed)...........................    $ 22,414    $(690,806)   $     --
                                                                ========    =========    ========



    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS


FORTIS BENEFITS INSURANCE COMPANY


(IN THOUSANDS)



1.  NATURE OF OPERATIONS


Fortis Benefits Insurance Company (the Company) is an indirect wholly-owned subsidiary of Fortis, Inc. (Fortis), which itself is an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V. The Company is incorporated in Minnesota and distributes its products in all states except New York. The Company's revenues are derived principally from group employee benefits products and from individual life and annuity products.



Effective October 1, 1999, the Company assumed pre-need life insurance business from an affiliate on a 100% co-insurance basis. These life insurance and annuity products are marketed in connection with the advance funding of funeral expenses. (See Note 9 "Reinsurance" for more information on this reinsurance transaction.)



Effective March 1, 2000, the Company ceded long-term care insurance business to John Hancock Life Insurance Company on a 100% co-insurance basis. (See Note 9 "Reinsurance" for more information on this reinsurance transaction.)



2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


USE OF ESTIMATES


The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.



NEW ACCOUNTING PRONOUNCEMENTS


In June 1999, the Financial Accounting Standards Board issued SFAS 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FAS 133," which deferred to January 1, 2001 the effective date of the accounting and reporting requirements of SFAS 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. The adoption of SFAS 133 is not expected to have a material effect on the Company's results of operations or financial position.



Effective January 1, 2000, the Company adopted Statement of Position ("SOP") 98-7, Deposit Accounting: Accounting for Insurance and Reinsurance Contracts that do not Transfer Insurance Risk. SOP 98-7 provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. The adoption of SOP 98-7 did not have a material effect on the Company's results of operations or financial position.



INVESTMENTS


The Company's investment strategy is developed based on many factors including insurance liability matching, rate of return, maturity, credit risk, tax considerations and regulatory requirements.



All fixed maturity investments and all marketable equity securities are classified as available-for-sale and carried at fair value.



Changes in fair values of available for sale securities, after related deferred income taxes and after adjustment for the changes in the pattern of amortization of deferred policy acquisition costs and participating policyholder dividends, are reported directly in shareholder's equity as accumulated other comprehensive income and, accordingly, have no effect on net income. The unrealized appreciation or depreciation is net of deferred policy acquisition cost amortization and taxes that would have been required as a charge or credit to income had such unrealized amounts been realized.



Mortgage loans constitute first liens on commercial real estate and other income producing properties. The insurance statutes in Minnesota generally require that the initial principal loaned not exceed 80% of the appraised value of the property securing the loan. The Company's policy fully complies with this statute. Mortgage loans on real estate are reported at amortized cost, less allowance for possible losses. The change in the allowance for possible losses is recorded with realized gains and losses on investments.

NOTES TO FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


Policy loans are reported at their unpaid balance. Short-term investments are carried at cost which approximates fair value.



Real estate and other investments consist principally of property acquired in satisfaction of debt and limited partnerships, respectively. Real estate is recorded at cost or carrying value of loans foreclosed less allowances for depreciation. The Company provides for depreciation on a straight-line basis over the estimated useful lives. Other investments are accounted for using the equity method of accounting.



Realized gains and losses on sales of investments, and declines in value judged to be other-than-temporary, are recognized on the specific identification basis. Investment income is recorded as earned.



DEFERRED POLICY ACQUISITION COSTS


The costs of acquiring new business, which vary with and are directly related to the production of new business, are deferred to the extent recoverable and amortized. For traditional and pre-need life insurance and long-term care products (included as accident and health products), such costs are amortized over the premium paying period. For interest sensitive and investment products, such costs are amortized in relation to expected future gross profits. Estimation of future gross profits requires significant management judgment and is reviewed periodically. As excess amounts of deferred costs over future premiums or gross profits are identified, such excess amounts are expensed.



PROPERTY AND EQUIPMENT


Property and equipment are recorded at cost less accumulated depreciation. The Company provides for depreciation principally on the straight-line method over the estimated useful lives of the related property. Depreciation expense was $4,830, $12,807 and $12,409 for the year ended December 31, 2000, 1999 and 1998, respectively.



INCOME TAXES


Income taxes have been provided using the liability method. Deferred tax assets and liabilities are determined based on the temporary differences between the financial reporting and the tax bases and are measured using the enacted tax rates.



GUARANTY FUND ASSESSMENTS


There are a number of insurance companies that are currently under regulatory supervision. This may result in future assessments by state guaranty fund associations to cover losses to policyholders of insolvent or rehabilitated companies. These assessments can be partially recovered through a reduction in future premium taxes in some states. The Company believes it has adequately provided for the impact of future assessments relating to current insolvencies.



SEPARATE ACCOUNTS


Revenues and expenses related to the separate account assets and liabilities are excluded from the amounts reported in the accompanying statements of income.



Assets and liabilities associated with the separate accounts relate to deposits and annuity considerations for variable life and variable annuity products for which the contract owner, rather than the Company, bears the investment risk. Separate account assets are reported at fair value and represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners.



The Company receives mortality and expense risk fees from the separate accounts. The Company also deducts monthly cost of insurance charges, and receives minimum death benefit guarantee fees and issue and administrative fees from the variable life insurance separate accounts.



The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for

NOTES TO FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.



For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue to be payable at the initial level regardless of investment performance so long as minimum premium payments are made.



REVENUE RECOGNITION AND FUTURE POLICY BENEFIT RESERVES


Premiums for traditional life insurance and pre-need life products are recognized as revenues when due over the premium-paying period. Reserves for future policy benefits are computed using the net level method and include investment yield, mortality, withdrawal, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible unfavorable deviations.



Revenues for interest sensitive and investment products consist of charges assessed against policy account balances during the period for the cost of insurance, policy administration, and surrender charges. Future policy benefit reserves are computed under the retrospective deposit method and consist of policy account balances before applicable surrender charges. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. Interest crediting rates for universal life and investment products ranged from 4% to 15% in 2000, 3.5% to 12% in 1999 and 2.5% to 8.75% in 1998.



A portion of the Company's pre-need life products provide an increasing future benefit tied typically to the U.S. Consumer Price Index or a targeted growth rate established at management's discretion. All pre-need life products that have death benefit increases made at management's discretion are accounted for as interest-sensitive life products.



Premiums for accident and health insurance products, including medical, long- and short-term disability and dental insurance products, are recognized as revenues ratably over the contract period in proportion to the risk insured. Reserves for future disability benefits are based on the 1987 Commissioners Group Disability Table. The valuation interest rate is the Single Premium Immediate Annuity valuation rate less 100 basis points. Claims in the first five years are modified based on the Company's actual experience.



Other policy claims and benefits payable for reported and incurred but not reported claims and related claims adjustment expenses are determined using case-basis estimates and past experience. The methods of making such estimates and establishing the related liabilities are continually reviewed and updated. Any adjustments resulting therefrom are reflected in income currently.



COMPREHENSIVE INCOME


Comprehensive income is comprised of net income and other comprehensive income which includes unrealized gains and losses adjusted for the impact of gains and losses realized during the current year on securities classified as available-for-sale, net of the effect on deferred policy acquisition costs and taxes.



STATEMENTS OF CASH FLOWS


The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.



RECLASSIFICATIONS


Certain amounts in the 1999 and 1998 financial statements have been reclassified to conform to the 2000 presentation.

NOTES TO FINANCIAL STATEMENTS

3.   INVESTMENTS


AVAILABLE-FOR-SALE SECURITIES


The following is a summary of the available-for-sale securities:



                                                                   GROSS         GROSS
                                                   AMORTIZED     UNREALIZED    UNREALIZED       FAIR
                                                      COST         GAINS         LOSSES        VALUE
                                                   ----------    ----------    ----------    ----------
AT DECEMBER 31, 2000:
Fixed maturities:
  Governments..................................    $  348,795     $15,261       $    317     $  363,739
  Public utilities.............................       212,371       3,849          3,661        212,559
  Industrial and miscellaneous.................     1,794,011      27,815         58,902      1,762,924
  Other........................................       187,863       4,294            899        191,258
                                                   ----------     -------       --------     ----------
Total fixed maturities.........................     2,543,040      51,219         63,779      2,530,480
Equity securities..............................        91,164       5,160          8,412         87,912
                                                   ----------     -------       --------     ----------
Total..........................................    $2,634,204     $56,379       $ 72,191     $2,618,392
                                                   ==========     =======       ========     ==========
AT DECEMBER 31, 1999:
Fixed maturities:
  Governments..................................    $  309,402     $    46       $  8,934     $  300,514
  Public utilities.............................       237,579         341         10,375        227,545
  Industrial and miscellaneous.................     2,208,281       7,020         81,412      2,133,889
  Other........................................        47,435         184          3,195         44,424
                                                   ----------     -------       --------     ----------
Total fixed maturities.........................     2,802,697       7,591        103,916      2,706,372
Equity securities..............................        81,554       5,825          2,358         85,021
                                                   ----------     -------       --------     ----------
Total..........................................    $2,884,251     $13,416       $106,274     $2,791,393
                                                   ==========     =======       ========     ==========



The amortized cost and fair value of available-for-sale investments in fixed maturities at December 31, 2000, by contractual maturity, are shown below.



                                                                AMORTIZED        FAIR
                                                                   COST         VALUE
                                                                ----------    ----------
Due in one year or less.....................................    $  83,263     $   83,164
Due after one year through five years.......................      610,579        609,360
Due after five years through ten years......................      786,695        778,801
Due after ten years.........................................    1,062,503      1,059,155
                                                                ----------    ----------
Total.......................................................    $2,543,040    $2,530,480
                                                                ==========    ==========



Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.



MORTGAGE LOANS


The Company has issued commercial mortgage loans on properties located throughout the United States. Approximately 37% and 38% of outstanding principal is concentrated in the states of New York, California and Florida, at December 31, 2000 and 1999, respectively. Loan commitments outstanding totaled $8,000 at December 31, 2000.

NOTES TO FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


INVESTMENTS ON DEPOSIT


The Company had fixed maturities carried at $11,630 and $17,061 at December 31, 2000 and 1999, respectively, on deposit with various governmental authorities as required by law.



NET UNREALIZED GAINS (LOSSES)


The adjusted net unrealized gains (losses) on investments recorded in accumulated other comprehensive income for the year ended December 31, are set forth below:



                                                                                TAX
                                                               BEFORE-TAX     BENEFIT     NET-OF-TAX
                                                                 AMOUNT      (EXPENSE)      AMOUNT
                                                               ----------    ---------    ----------
DECEMBER 31, 2000:
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................    $  93,933     $(32,873)    $  61,060
  Increase in amortization of deferred policy acquisition
     costs.................................................       (2,314)         810        (1,504)
  Reclassification adjustment for gains (losses) realized
     in net income.........................................      (26,488)       9,271       (17,217)
                                                               ---------     --------     ---------
Other comprehensive gain...................................    $  65,131     $(22,792)    $  42,339
                                                               =========     ========     =========
DECEMBER 31, 1999:
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................    $(216,270)    $ 75,694     $(140,576)
  Decrease in amortization of deferred policy acquisition
     costs.................................................        9,142       (3,200)        5,942
  Reclassification adjustment for gains (losses) realized
     in net income.........................................       23,864       (8,352)       15,512
                                                               ---------     --------     ---------
Other comprehensive loss...................................    $(183,264)    $ 64,142     $(119,122)
                                                               =========     ========     =========
DECEMBER 31, 1998:
Unrealized gains (losses) on investments:
Unrealized gains (losses) on available-for-sale
  investments..............................................    $ (53,050)    $ 18,420     $ (34,630)
Decrease in amortization of deferred policy acquisition
  costs....................................................          414         (145)          269
Reclassification adjustment for gains (losses) realized in
  net income...............................................       42,832      (14,991)       27,841
                                                               ---------     --------     ---------
Other comprehensive loss...................................    $  (9,804)    $  3,284     $  (6,520)
                                                               =========     ========     =========

NOTES TO FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


NET INVESTMENT INCOME AND NET REALIZED (LOSSES) GAINS ON INVESTMENTS



Major categories of net investment income and realized (losses) gains on investments for each year were as follows:



                                                                  2000        1999        1998
                                                                --------    --------    --------
NET INVESTMENT INCOME:
Fixed maturities............................................    $193,005    $167,027    $160,163
Equity securities...........................................      14,392       7,320       8,656
Mortgage loans on real estate...............................      68,794      57,684      57,031
Policy loans................................................       6,617       5,272       4,653
Short-term investments......................................         522         844       1,701
Real estate and other investments...........................       2,816       6,375       8,194
                                                                --------    --------    --------
                                                                 286,146     244,522     240,398
Expenses....................................................      (6,574)     (5,824)     (6,355)
                                                                --------    --------    --------
                                                                $279,572    $238,698    $234,043
                                                                ========    ========    ========
NET REALIZED (LOSSES) GAINS ON INVESTMENTS:
Fixed maturities............................................    $(31,179)   $ (9,750)   $ 34,320
Equity securities...........................................       4,691      33,613       8,512
Mortgage loans on real estate...............................          --          --        (198)
Short-term investments......................................          --          --           5
Real estate and other investments...........................       9,449       2,099       9,765
                                                                --------    --------    --------
                                                                $(17,039)   $ 25,962    $ 52,404
                                                                ========    ========    ========



Proceeds from sales of investments in fixed maturities were $1,756,637, $1,627,450 and $2,460,316 in 2000, 1999 and 1998, respectively. Gross gains of
$14,851, $11,996 and $44,360 and gross losses of $46,030, $21,746 and $10,040 were realized on the sales in 2000, 1999 and 1998, respectively.

NOTES TO FINANCIAL STATEMENTS

4.   DEFERRED POLICY ACQUISITION COSTS


The changes in deferred policy acquisition costs by product were as follows:



                                                                 INTEREST
                                                TRADITIONAL    SENSITIVE AND
                                                AND PRE-NEED    INVESTMENT      ACCIDENT
                                                    LIFE         PRODUCTS      AND HEALTH    TOTAL
                                                ------------   -------------   ----------   --------
Balance, December 31, 1998....................    $ 14,560       $314,462       $  2,916    $331,938
  Acquisition costs deferred..................      33,783         81,016         17,391     132,190
  Acquisition costs amortized.................      (2,438)       (38,831)        (1,809)    (43,078)
  Decreased amortization of deferred
     acquisition costs from unrealized losses
     on available-for-sale securities.........          --          9,142             --       9,142
                                                  --------       --------       --------    --------
Balance, December 31, 1999....................      45,905        365,789         18,498     430,192
  Acquisition costs deferred..................      15,882         95,062          2,983     113,927
  Acquisition costs amortized.................     (14,216)       (32,347)       (21,481)    (68,044)
  Increased amortization of deferred
     acquisition costs from unrealized gains
     on available-for-sale securities.........          --         (2,314)            --      (2,314)
                                                  --------       --------       --------    --------
Balance, December 31, 2000....................    $ 47,571       $426,190       $     --    $473,761
                                                  ========       ========       ========    ========



Included in total policy acquisition costs amortized in 2000 is $20,829 of acquisition costs resulting from the long-term care reinsurance cession agreement with John Hancock Life Insurance Company, which became effective March 1, 2000. See Note 9, "Reinsurance" for more information on the reinsurance transaction.



Included in total policy acquisition costs deferred in 1999 is $35,882 of present value of future profits (PVP) and $1,416 of subsequent acquisition costs resulting from the reinsurance assumption agreement with United Family Life Insurance Company, an affiliate, which became effective October 1, 1999. PVP is being amortized against the expected premium revenue of the pre-need life insurance business assumed. See Note 9 "Reinsurance" for more information on this reinsurance transaction.



During 2000, 1999 and 1998, the Company sold portions of its investment portfolio and in accordance with FASB Statement 97, the recognition of the realized net capital gains resulted in increased (decreased) amortization of deferred acquisition costs of $901, $(224) and $3,357, respectively.



5.  PROPERTY AND EQUIPMENT


A summary of property and equipment at December 31 for each year follows:



                                                                  2000        1999
                                                                --------    --------
Land........................................................    $  1,900    $  1,900
Building and improvements...................................      27,019      26,383
Furniture and equipment.....................................      78,630      81,447
                                                                --------    --------
                                                                 107,549     109,730
Less accumulated depreciation...............................     (86,658)    (84,612)
                                                                --------    --------
Net property and equipment..................................    $ 20,891    $ 25,118
                                                                ========    ========

NOTES TO FINANCIAL STATEMENTS

6.  ACCIDENT AND HEALTH RESERVES


Activity for the liability for unpaid accident and health claims is summarized as follows:



                                                                       YEARS ENDED DECEMBER 31
                                                                --------------------------------------
                                                                   2000          1999          1998
                                                                ----------    ----------    ----------
Balance as of January 1, net of reinsurance recoverables....    $1,139,603    $1,061,883    $  988,036
Add: Incurred losses related to:
  Current year..............................................       753,070       824,949       826,009
  Prior years...............................................       (25,859)      (12,800)      (27,973)
                                                                ----------    ----------    ----------
Total incurred losses.......................................       727,211       812,149       798,036
Deduct: Paid losses related to:
  Current year..............................................       428,725       468,404       469,881
  Prior years...............................................       283,782       266,025       254,308
                                                                ----------    ----------    ----------
Total paid losses...........................................       712,507       734,429       724,189
                                                                ----------    ----------    ----------
Balance as of December 31, net of reinsurance
  recoverables..............................................    $1,154,307    $1,139,603    $1,061,883
                                                                ==========    ==========    ==========



The table above differs from the amounts reported on the balance sheet in the following respects: (1) the table above is presented net of ceded reinsurance and the accident and health reserves reported on the balance sheet are gross of ceded reinsurance; and (2) the table above includes accident and health benefits payable which are included with other policy claims and benefits payable reported on the balance sheet.



Excluded from incurred losses presented above related to current year is $22,734 of reserves ceded resulting from the long-term care reinsurance agreement with John Hancock Life Insurance Company, which became effective March 1, 2000. See
Note 9 "Reinsurance" for more information on this reinsurance transaction.



In each of the years presented above, the accident and health insurance line of business experienced overall favorable development on claims reserves established as of the previous year end. The favorable development was a result of lower medical costs and a reduction of loss reserves due to lower than anticipated inflation in medical costs.



The liability for unpaid accident and health claims includes $1,042,180 and $994,651 of total disability income reserves as of December 31, 2000 and 1999, respectively, which were discounted for anticipated interest earnings using a rate which varies by incurral year.



7.   FEDERAL INCOME TAXES



The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of Fortis. Income tax expense or credits are allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a Tax Allocation Agreement.



Deferred income taxes reflect the net tax effects of temporary differences between the basis of assets and liabilities for financial statement purposes and for income tax purposes.

NOTES TO FINANCIAL STATEMENTS

7.   FEDERAL INCOME TAXES (CONTINUED)


The significant components of the Company's deferred tax liabilities and assets as of December 31, 2000 and 1999 are as follows:



                                                                  2000        1999
                                                                --------    --------
Deferred tax assets:
  Separate account assets/liabilities.......................    $ 72,599    $ 60,716
  Reserves..................................................      28,244      35,843
  Claims and benefits payable...............................       7,445       7,964
  Accrued liabilities.......................................      10,811       6,973
  Unrealized losses.........................................       5,543      32,500
  Investments...............................................      14,373       4,549
  Other.....................................................       8,301       6,755
                                                                --------    --------
Total deferred tax assets...................................     147,316     155,300
Deferred tax liabilities:
  Deferred policy acquisition costs.........................     107,948      98,539
  Unrealized gains..........................................         747          --
  Fixed assets..............................................       3,143       2,963
  Investments...............................................         237       1,171
  Other.....................................................       1,416         160
                                                                --------    --------
Total deferred tax liabilities..............................     113,491     102,833
                                                                --------    --------
Net deferred tax asset......................................    $ 33,825    $ 52,467
                                                                ========    ========



The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets, and, therefore, no such valuation allowance has been established.



The Company's tax expense (benefit) for the year ended December 31 is shown as follows:



                                                                 2000       1999       1998
                                                                -------    -------    -------
Current.....................................................    $45,706    $10,873    $30,232
Deferred....................................................     (4,151)    29,454        170
                                                                -------    -------    -------
                                                                $41,555    $40,327    $30,402
                                                                =======    =======    =======



Federal income tax payments and refunds resulted in net payments of $54,792, $13,203 and $36,367 in 2000, 1999 and 1998, respectively.



The Company's effective income tax rate varied from the statutory federal income tax rate as follows:



                                                                2000       1999       1998
                                                                ----       ----       ----
Statutory income tax rate...................................    35.0%      35.0%      35.0%
Other, net..................................................    (3.0)      (2.4)      (2.1)
                                                                ----       ----       ----
                                                                32.0%      32.6%      32.9%
                                                                ====       ====       ====

NOTES TO FINANCIAL STATEMENTS

8. ASSETS HELD IN SEPARATE ACCOUNTS


Separate account assets at December 31 were as follows:



                                                                 2000         1999
                                                              ----------   ----------
Premium and annuity considerations for the variable annuity
  products and variable universal life products for which
  the contract holder, rather than the Company, bears the
  investment risk...........................................  $5,159,275   $5,082,341
Assets of the separate accounts owned by the Company, at
  fair value................................................      24,808       37,811
                                                              ----------   ----------
                                                              $5,184,083   $5,120,152
                                                              ==========   ==========



9.   REINSURANCE


In the second quarter of 1996, First Fortis Life Insurance Company (First Fortis), an affiliate, received approval from the New York State Insurance Department for a reinsurance agreement with the Company. The agreement, which became effective as of January 1, 1996, decreased First Fortis' long-term disability reinsurance retention from a $10 net monthly benefit to a $2 net monthly benefit for claims incurred on and after January 1, 1996. The Company has assumed $6,884, $6,580 and $5,601 of premium from First Fortis in 2000, 1999 and 1998, respectively. The Company has assumed $14,366 and $11,047 of reserves in 2000 and 1999, respectively, from First Fortis.



In the fourth quarter of 1999, United Family Life Insurance Company (UFL), an affiliate, received approval from the state of Georgia for a reinsurance agreement with the Company. The agreement, which became effective October 1, 1999, provided for the cession of substantially all of UFL's pre-need life insurance business on a 100% co-insurance basis. The Company assumed approximately $690,806 of reserves and received approximately $654,924 of cash, investments (primarily fixed maturities and mortgages) and other assets as of October 1, 1999. The $35,882 ceding commission was capitalized as an acquisition cost (as described in Note 4). The Company has assumed premium from UFL of $63,069 in 2000 and $31,523 during the period October 1, 1999 to December 31, 1999. The Company has assumed $679,969 and $690,806 of reserves in 2000 and 1999, respectively, from UFL.



In the first quarter of 2000, the Company entered into a reinsurance agreement with John Hancock Life Insurance Company (John Hancock) for the sale of the Long-Term Care (LTC) line of business. The sale of the LTC line of business was effective March 1, 2000. The Company recorded a gain on this transaction of $19,019. The gain has been deferred and is being amortized as the level of direct inforce LTC policies decreases over future years, not to exceed 30 years. The amount of gain amortized in 2000 was $3,100. The Company ceded $41,309 of premiums and $32,222 of reserves to John Hancock in 2000.



The maximum amount that the Company retains on any one life is $1,000 of life insurance including accidental death. Amounts in excess of $1,000 are reinsured with other life insurance companies on a yearly renewable term basis.



Ceded reinsurance premiums for the year ended December 31 were as follows:



                                                                 2000       1999       1998
                                                                -------    -------    -------
Life insurance..............................................    $ 7,413    $ 6,246    $ 6,983
Accident and health insurance...............................     48,403     17,803     13,862
                                                                -------    -------    -------
                                                                $55,816    $24,049    $20,845
                                                                =======    =======    =======



Recoveries under reinsurance contracts for the year ended December 31 were as follows:



                                                                 2000       1999       1998
                                                                -------    -------    -------
Life insurance..............................................    $ 2,877    $   478    $ 4,549
Accident and health insurance...............................      8,525     13,669      9,465
                                                                -------    -------    -------
                                                                $11,402    $14,147    $14,014
                                                                =======    =======    =======

NOTES TO FINANCIAL STATEMENTS

9.  REINSURANCE (CONTINUED)


Reinsurance ceded would become a liability of the Company in the event the reinsurers are unable to meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers.



10.  DIVIDEND RESTRICTIONS


Dividend distributions to the parent are restricted as to the amount by state regulatory requirements. The Company will have $42,895 free from such restrictions during 2001. Distributions in excess of this amount would require regulatory approval. In 2000, the Company declared dividends of $149,286, of which $100,000 was extraordinary. Approval was sought and received from the Minnesota Department of Commerce for the distribution of the extraordinary dividend. The Company paid $74,286 during 2000; $75,000 will be paid in 2001 and is included in other liabilities.



11.  REGULATORY ACCOUNTING REQUIREMENTS


Statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The Company does not employ any significant permitted practices.



In 1998, the NAIC adopted codified statutory accounting practices (Codification) effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification requires adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Minnesota has adopted Codification effective January 1, 2001.



The cumulative effect of all changes resulting form the Codification guidance will be recorded as a direct adjustment to statutory surplus on January 1, 2001. The effect of the adoption is expected to increase statutory surplus by a material amount.



Insurance enterprises are required by State Insurance Departments to adhere to minimum risk-based capital (RBC) requirements developed by the NAIC. The Company exceeds the minimum RBC requirements.

NOTES TO FINANCIAL STATEMENTS

11.REGULATORY ACCOUNTING REQUIREMENTS (CONTINUED)


Reconciliations of net income and shareholder's equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows:



                                                      NET INCOME                    SHAREHOLDER'S EQUITY
                                                 --------------------               ---------------------
                                                   2000        1999       1998        2000         1999
                                                 --------    --------    -------    ---------    --------
Based on statutory accounting practices......    $ 88,911    $  9,387    $14,841    $ 433,955    $497,858
Deferred policy acquisition costs............      66,712      54,049     39,782      473,761     430,192
Investment valuation differences.............         368         953        745      (19,310)   (103,361)
Deferred and uncollected premiums............        (732)     (4,637)       511      (14,399)    (13,188)
Policy reserves..............................     (12,092)    (20,070)    (7,041)    (150,668)   (127,766)
Commissions..................................     (45,485)     79,067         --           --          --
Current income taxes payable.................          22      (8,882)       925       (8,977)     (9,000)
Deferred income taxes........................       4,151     (18,650)      (417)      33,825      52,467
Realized gains on investments................         439           9        356           --          --
Realized gains (losses) transferred to the
  Interest Maintenance Reserve (IMR), net of
  tax........................................     (17,873)     (6,163)    22,748           --          --
Amortization of IMR, net of tax..............      (5,396)     (8,565)    (7,128)          --          --
Write-off of investment......................      (3,129)         --         --           --          --
Pension expense..............................      (2,145)     (1,475)        81       (9,985)     (8,235)
Property and equipment.......................          --          --         --        3,261         591
Interest maintenance reserve.................          --          --         --       31,482      55,117
Asset valuation reserve......................          --          --         --       70,955      72,940
Other, net...................................      14,368       8,183     (3,521)     (13,176)      1,937
                                                 --------    --------    -------    ---------    --------
Based on generally accepted accounting
  principles.................................    $ 88,119    $ 83,206    $61,882    $ 830,724    $849,552
                                                 ========    ========    =======    =========    ========



12.TRANSACTIONS WITH AFFILIATED COMPANIES


The Company receives various services from Fortis and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment and other administrative functions. The fees paid to Fortis, Inc. for these services for years ended December 31, 2000, 1999 and 1998, were $10,094, $11,661 and $13,077, respectively. During 1997,
Fortis, Inc. began providing information technology services to the Company. Information technology expenses were $47,123, $59,390 and $55,910 for years ended December 31, 2000, 1999 and 1998, respectively.



In conjunction with the marketing of its fixed and variable annuity and variable life products, the Company paid $93,107, $79,413 and $72,638 in commissions to its affiliate, Fortis Investors, Inc., for the years ended December 31, 2000, 1999 and 1998, respectively.



Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating on a separate company basis.



13.FAIR VALUE DISCLOSURES


VALUATION METHODS AND ASSUMPTIONS


The fair values for fixed maturity securities and equity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.



Mortgage loans are reported at unpaid principal balance less allowances for possible losses. The fair values of mortgage loans are estimated using discounted cash flow analyses, using interest rates currently being offered for

NOTES TO FINANCIAL STATEMENTS

13.FAIR VALUE DISCLOSURES (CONTINUED)


similar loans to borrowers with similar credit ratings. Mortgage loans with similar characteristics are aggregated for purposes of the calculations. The carrying amount of policy loans reported in the Balance Sheet approximates fair value. For short-term investments, the carrying amount is a reasonable estimate of fair value. The fair values for the Company's policy reserves under the investment products are determined using cash surrender value. Separate account assets and liabilities are reported at their estimated fair values in the Balance Sheet.



The fair values under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.



                                                       DECEMBER 31, 2000           DECEMBER 31, 1999
                                                    ------------------------    ------------------------
                                                     CARRYING        FAIR        CARRYING        FAIR
                                                      AMOUNT        VALUE         AMOUNT        VALUE
                                                    ----------    ----------    ----------    ----------
Assets:
  Investments:
     Securities available-for-sale:
       Fixed maturities.........................    $2,530,480    $2,530,480    $2,706,372    $2,706,372
       Equity securities........................        87,912        87,912        85,021        85,021
  Mortgage loans on real estate.................       810,616       844,319       754,514       741,397
  Policy loans..................................       102,308       102,308        83,439        83,439
  Short -- term investments.....................       152,736       152,736       115,527       115,527
  Assets held in separate accounts..............     5,184,083     5,184,083     5,120,152     5,120,152
Liabilities:
  Individual and group annuities (subject to
     discretionary withdrawal)..................       585,905       571,834       789,002       763,861
  Liabilities related to separate accounts......     5,159,275     5,159,275     5,082,341     5,082,341



14.COMMITMENTS AND CONTINGENCIES


The Company is named as a defendant in a number of legal actions arising primarily from claims made under insurance policies. These actions have been considered in establishing policy benefit and loss reserves. Management and its legal counsel are of the opinion that the settlement of these actions will not have a material adverse effect on the Company's financial position or results of operations.



15. RETIREMENT AND OTHER EMPLOYEE BENEFITS


The Company is an indirect wholly-owned subsidiary of Fortis, which sponsors a defined benefit pension plan covering employees and certain agents who meet eligibility requirements as to age and length of service. The benefits are based on years of service and career compensation. Fortis Inc.'s funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes, and to charge each subsidiary an allocable amount based on its employee census. Pension cost allocated to the Company amounted to approximately $2,097, $2,225 and $1,627 for 2000, 1999 and 1998, respectively.



The Company participates in a contributory profit sharing plan, sponsored by Fortis, covering employees and certain agents who meet eligibility requirements as to age and length of service. Benefits are payable to participants on retirement or disability and to the beneficiaries of participants in the event of death. The first three percent of an employee's contribution is matched 200% by the Company. The amount expensed was approximately $4,573, $3,711 and $3,610 for 2000, 1999 and 1998, respectively.



In addition to retirement benefits, the Company participates in other health care and life insurance benefit plans (postretirement benefits) for retired employees, sponsored by Fortis. Health care benefits, either through a Fortis sponsored retiree plan for retirees under age 65 or through a cost offset for individually purchased Medigap policies

NOTES TO FINANCIAL STATEMENTS

15. RETIREMENT AND OTHER EMPLOYEE BENEFITS (CONTINUED)


for retirees over age 65, are available to employees who retire on or after January 1, 1993, at age 55 or older, with 15 years or more service. Life insurance, on a retiree pay all basis, is available to those who retire on or after January 1, 1993.



There were no net postretirement benefit costs allocated to the Company for the years ended December 31, 2000, 1999 and 1998. The Company made contributions to the postretirement benefit plans of approximately $0, $19 and $(5) in 2000, 1999 and 1998, respectively, as claims were incurred.



16. EVENTS SUBSEQUENT


On January 25, 2001, Fortis agreed to sell (the "Sale") its Fortis Financial Group division (the "Division") to The Hartford Financial Services Group ("The Hartford"). The Division includes, among other blocks of business, certain individual life insurance policies and annuity contracts (collectively, the "Insurance Contracts") written by the Company. Certain of the Insurance Contracts permit investment in, among other investment options, various series of the Fortis Series Fund (the "Fund").



To effect the Sale as it relates to the Company, Hartford Life and Annuity Insurance Company, an indirect wholly owned subsidiary of The Hartford, will reinsure the Insurance Contracts on a 100% coinsurance basis and perform administration of such Insurance Contracts. In addition, Hartford Life and Accident Insurance Company, another indirect wholly owned subsidiary of The Hartford, will purchase all of the outstanding stock of Fortis Advisers, Inc., which is the investment adviser for the Fund. Thus, upon completion of the Sale, Hartford Life and Accident Insurance Company will own and control Fortis Advisers, Inc. and its subsidiaries, including Fortis Investors, Inc., which is the principal distributor of the Fund.



Closing of the Sale is subject to various regulatory and other approvals. Following the Sale, the Fund expects to enter into new investment advisory, subadvisory and distribution agreements with affiliates of The Hartford. Such new agreements will require approvals subsequent to the closing of the Sale by the Fund's board of directors and shareholders and by Insurance Contract holders to the extent required by law.

FORTIS BENEFITS INSURANCE COMPANY


UNAUDITED PRO FORMA FINANCIAL INFORMATION



The following unaudited pro forma financial information of Fortis Benefits Insurance Company is being presented in connection with the Company's Sale of its Fortis Financial Group Division (FFG) to The Hartford on April 1, 2001.



The accompanying unaudited pro forma financial statements of the Company for the period ended December 31, 2000 present the financial position and results for the Company as if the Sale and certain transactions and adjustments related to the Sale had occurred as of January 1, 2000. The unaudited pro forma financial information does not purport to represent what the Company's financial position or results of operations actually would have been had the Sale in fact occurred as of the date indicated, or to project the Company's financial position or results of operations for any future date or period. The pro forma adjustments are based on available information and certain assumptions that the Company currently believes are reasonable under the circumstances. The unaudited pro forma financial information should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 2000.



The unaudited pro forma financial information is provided for informational purposes only. The Company's financial statements will reflect the actual effects of the Sale in the 10-Q filing for the period ending June 30, 2001. Although the actual Sale results will differ, the unaudited pro forma financial information reflects management's best estimate based on currently available information.

FORTIS BENEFITS INSURANCE COMPANY


UNAUDITED PRO FORMA BALANCE SHEET


(IN THOUSANDS, EXCEPT SHARE DATA)



                                                           DEC. 31, 2000
                                                           ANNUAL REPORT       FFG        PRO FORMA
                                                           -------------    ---------    -----------
ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost
     2000 -- $2,543,040; 1999 -- $2,802,697)...........     $2,530,480      $(158,752)   $ 2,371,728
  Equity securities, at fair value (cost
     2000 -- $91,164; -- 1999 -- $81,554)..............         87,912             --         87,912
  Mortgage loans on real estate, less allowance for
     possible losses (2000 and 1999 -- $11,085)........        810,616        (93,115)       717,501
  Policy loans.........................................        102,308       (102,192)           116
  Short-term investments...............................        152,736             --        152,736
  Real estate and other investments....................         41,712             --         41,712
                                                            ----------      ---------    -----------
                                                             3,725,764       (354,059)     3,371,705
Cash and cash equivalents..............................         13,209         19,299         32,508
                                                                                                  --
                                                                                                  --
Receivables:
  Uncollected premiums.................................         66,505           (260)        66,245
  Reinsurance recoverable on unpaid and paid losses....         64,182      1,077,253      1,141,435
  Other................................................         48,083         (5,934)        42,149
                                                            ----------      ---------    -----------
                                                               178,770      1,071,059      1,249,829
Accrued investment income..............................         52,556         (4,839)        47,717
Deferred policy acquisition costs......................        473,761       (433,192)        40,569
Property and equipment at cost, less accumulated
  depreciation.........................................         20,891        (18,138)         2,753
Federal income tax recoverable.........................          7,248           (528)         6,720
Deferred federal income taxes..........................         33,825        154,050        187,875
Other assets...........................................          1,677             --          1,677
Assets held in separate accounts.......................      5,184,083             --      5,184,083
                                                            ----------      ---------    -----------
     Total assets......................................     $9,691,784      $ 433,652    $10,125,436
                                                            ==========      =========    ===========

FORTIS BENEFITS INSURANCE COMPANY


UNAUDITED PRO FORMA BALANCE SHEET


(IN THOUSANDS, EXCEPT SHARE DATA)



                                                            DEC. 31, 2000
                                                            ANNUAL REPORT      FFG        PRO FORMA
                                                            -------------    --------    -----------
POLICY RESERVES AND LIABILITIES AND SHAREHOLDER'S EQUITY
Policy reserves and liabilities:
  Future policy benefit reserves:
     Traditional and pre-need life insurance............     $1,170,612      $     --    $ 1,170,612
     Interest sensitive and investment products.........        970,591            --        970,591
     Accident and health................................      1,007,328            --      1,007,328
                                                             ----------      --------    -----------
                                                              3,148,531            --      3,148,531
  Unearned revenues.....................................         33,614          (243)        33,371
  Other policy claims and benefits payable..............        240,677        (7,941)       232,736
  Policyholder dividends payable........................          7,438        (7,438)            --
                                                             ----------      --------    -----------
                                                              3,430,260       (15,622)     3,414,638
  Accrued expenses......................................         69,476        (1,061)        68,415
  Current income taxes payable..........................             --       161,290        161,290
  Other liabilities.....................................        181,633          (787)       180,846
  Due to affiliates.....................................          4,497            --          4,497
  Deferred gain on LTC & FFG sale.......................         15,919       256,308        272,227
  Liabilities related to separate accounts..............      5,159,275        24,808      5,184,083
                                                             ----------      --------    -----------
     Total policy reserves and liabilities..............      8,861,060       424,936      9,285,996
                                                             ----------      --------    -----------
Shareholder's equity:
  Common stock, $5 par value: authorized, issued and
     outstanding shares -- 1,000,000....................          5,000            --          5,000
  Additional paid-in capital............................        468,000            --        468,000
  Retained earnings.....................................        366,644         8,716        375,360
  Accumulated other comprehensive loss..................         (8,920)           --         (8,920)
                                                             ----------      --------    -----------
     Total shareholder's equity.........................        830,724         8,716        839,440
                                                             ----------      --------    -----------
     Total policy reserves and liabilities and
       shareholder's equity.............................     $9,691,784      $433,652    $10,125,436
                                                             ==========      ========    ===========

FORTIS BENEFITS INSURANCE COMPANY


UNAUDITED PRO FORMA STATEMENT OF INCOME


(IN THOUSANDS)



                                                            DEC. 31, 2000
                                                            ANNUAL REPORT       FFG       PRO FORMA
                                                            -------------    ---------    ----------
Insurance operations:
Traditional life insurance premiums.....................     $  428,641        (10,267)   $  418,374
Interest sensitive and investment product policy
  charges...............................................        159,728       (157,408)        2,320
Accident and health insurance premiums..................        952,015             --       952,015
                                                             ----------      ---------    ----------
                                                              1,540,384       (167,675)    1,372,709
Net investment income...................................        279,572        (54,622)      224,950
Net realized (losses) gains on investments..............        (17,039)         3,662       (13,377)
Other income............................................         12,687         17,733        30,420
                                                             ----------      ---------    ----------
  Total revenues........................................      1,815,604       (200,902)    1,614,702
Benefits to policy holders:
  Traditional life insurance............................        335,022        (10,621)      324,401
  Interest sensitive investment products................         89,062        (83,105)        5,957
  Accident and health claims............................        749,945              0       749,945
                                                             ----------      ---------    ----------
                                                              1,174,029        (93,726)    1,080,303
Policy holder dividends.................................          2,685         (2,685)            0
Amortization of deferred policy acquisition costs.......         47,215        (36,055)       11,160
Insurance commissions...................................        128,267         (6,566)      121,701
General and administrative expenses.....................        333,734        (68,697)      265,037
                                                             ----------      ---------    ----------
  Total benefits and expenses...........................      1,685,930       (207,729)    1,478,201
                                                             ----------      ---------    ----------
Income before federal income taxes......................        129,674          6,827       136,501
Federal income taxes....................................         41,555         (1,889)       39,666
                                                             ----------      ---------    ----------
Net income..............................................     $   88,119      $   8,716    $   96,835
                                                             ==========      =========    ==========

FORTIS BENEFITS INSURANCE COMPANY


NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS


(IN THOUSANDS)



Adjustments to the balance sheet, including invested assets, receivables, accrued investment income, deferred acquisition costs, reserves, unearned revenues, policy claims and dividends payable and accrued expenses, along with adjustments to the income statement, are related to the Division sold to The Hartford.



Adjustments to cash and cash equivalents and property and equipment represent the sale of certain personal and real property to The Hartford.



Adjustments to deferred federal income taxes and current income taxes payable represent the accrual of federal income tax associated with the Sale.



Deferred gain on the Sale will be amortized to income as the business runs off. For 2000, the pro forma income statement includes pre-tax amortization of $18,000. An effective tax rate of 35% has been applied and is reflected in the provision for federal income tax.



Pro forma investment income includes estimated earnings from approximately $500 million of cash proceeds from the Sale (after applicable tax payment).



Separate accounts business is reinsured under a modified coinsurance agreement with The Hartford.

REPORT OF INDEPENDENT ACCOUNTANTS



To Fortis Benefits Insurance Company and Policyowners


of Fortis Benefits Insurance Company Variable Account C:



In our opinion, the accompanying statement of net assets and the related combined and separate statements of operations and changes in net assets present fairly, in all material respects, the financial position of Fortis Benefits Insurance Company Variable Account C, comprised of the Fortis Series Fund, Inc. Growth Stock, U.S. Government Securities, Money Market, Asset Allocation, Diversified Income, Global Growth, Aggressive Growth, Growth & Income, High Yield, International Stock II (formerly Global Asset Allocation), Multisector Bond (formerly Global Bond), International Stock, Value, S & P 500, Blue Chip Stock, Mid Cap Stock, Large Cap Growth, Small Cap Value, American Leaders, Blue Chip II, Capital Opportunities, Global Equity, and Investors Growth Subaccounts thereof at December 31, 2000, and the results of each of their operations and the changes in each of their net assets for the year or period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Fortis Benefits Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provides a reasonable basis for our opinion. The financial statements of the Fortis Benefits Insurance Company Variable Account C as of December 31, 1999, and for the year then ended were audited by other independent accountants whose report dated March 29, 2000, expressed an unqualified opinion on those statements.


                                          /s/ PRICEWATERHOUSECOOPERS LLP


April 6, 2001

REPORT OF INDEPENDENT AUDITORS



Board of Directors


Fortis Benefits Insurance Company



We have audited the accompanying individual and combined statements of operations and changes in net assets of the segregated subaccounts of Fortis Benefits Insurance Company Variable Account C (comprised of, the Fortis Series Fund, Inc.'s Growth Stock, U.S. Government Securities, Money Market, Asset Allocation, Diversified Income, Global Growth, Aggressive Growth, Growth & Income, High Yield, Global Asset Allocation, Global Bond, International Stock, Value, S & P 500, Blue Chip Stock, Mid Cap Stock, Large Cap Growth and Small Cap Value Subaccounts) for the period ended December 31, 1999. These financial statements are the responsibility of the management of Fortis Benefits Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and changes in net assets of each individual and combined portfolio of subaccounts of Fortis Benefits Insurance Company Variable Account C for the period described above, in conformity with accounting principles generally accepted in the United States.


                                          /s/ ERNST & YOUNG


March 29, 2000


Minneapolis, Minnesota

STATEMENT OF NET ASSETS


FORTIS BENEFITS INSURANCE COMPANY


VARIABLE ACCOUNT C



                                                                      DECEMBER 31, 2000
                            -----------------------------------------------------------------------------------------------------
                                                                           ATTRIBUTABLE TO      ATTRIBUTABLE TO      ACCUMULATION
                                                         NET ASSETS AT     FORTIS BENEFITS       VARIABLE LIFE          UNITS
                             SHARES          COST        MARKET VALUE     INSURANCE COMPANY    INSURANCE POLICIES    OUTSTANDING
                            ---------    ------------    -------------    -----------------    ------------------    ------------
Investments in Fortis
  Series Fund, Inc.:
  Growth Stock............  8,291,046    $262,889,587    $337,130,510        $       --           $337,130,510         7,855,433
  U.S. Government
     Securities...........    971,538      10,694,306      10,285,479                --             10,285,479           584,542
  Money Market............  1,118,835      12,681,749      12,664,321                --             12,664,321           917,761
  Asset Allocation........  3,703,422      66,094,639      71,529,371                --             71,529,371         2,683,448
  Diversified Income......    770,475       8,972,914       8,316,278                --              8,316,278           469,048
  Global Growth...........  4,559,361      89,980,583     115,834,676                --            115,834,676         4,537,538
  Aggressive Growth.......  4,651,946     100,466,045     110,382,307                --            110,382,307         4,307,970
  Growth & Income.........  2,377,244      42,726,250      47,123,631                --             47,123,631         2,040,111
  High Yield..............    734,719       7,176,931       5,588,050                --              5,588,050           483,595
  International Stock
     II...................    720,036       9,346,409       8,026,747                --              8,026,747           580,701
  Multisector Bond........    245,362       2,681,420       2,575,487                --              2,575,487           211,289
  International Stock.....  2,399,547      34,788,302      36,217,569                --             36,217,569         2,211,660
  Value...................  1,204,563      17,645,961      20,935,177                --             20,935,177         1,178,428
  S & P 500...............  3,731,773      68,293,347      75,192,988                --             75,192,988         4,298,241
  Blue Chip Stock.........  2,783,102      49,563,040      54,631,761                --             54,631,761         2,948,870
  Mid Cap Stock...........    572,583       5,965,781       5,903,441                --              5,903,441           506,655
  Large Cap Growth........  1,357,576      18,508,352      16,103,300                --             16,103,300         1,463,632
  Small Cap Value.........    835,665       8,533,436       9,809,866                --              9,809,866           727,885
  American Leaders........    106,435       1,079,183       1,149,407           881,109                268,298            25,696
  Blue Chip II............    210,721       2,101,778       1,922,681           715,463              1,207,218           137,450
  Capital Opportunities...    251,463       2,551,819       2,355,729         1,110,859              1,244,870           141,408
  Global Equity...........    175,971       1,756,465       1,685,519         1,143,030                542,489            59,322
  Investors Growth........    277,762       2,822,919       2,597,687         1,111,220              1,486,467           165,994
                                         ------------    ------------        ----------           ------------        ----------
Net assets................               $827,321,216    $957,961,982        $4,961,681           $953,000,301        38,536,677
                                         ============    ============        ==========           ============        ==========



    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


FORTIS BENEFITS INSURANCE COMPANY


VARIABLE ACCOUNT C



                                                        FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2000
                              ---------------------------------------------------------------------------------------------------
                                 FORTIS      FORTIS U.S.      FORTIS        FORTIS        FORTIS         FORTIS         FORTIS
                                 GROWTH      GOVERNMENT       MONEY          ASSET      DIVERSIFIED      GLOBAL       AGGRESSIVE
                                 STOCK       SECURITIES       MARKET      ALLOCATION      INCOME         GROWTH         GROWTH
                              ------------   -----------   ------------   -----------   -----------   ------------   ------------
OPERATIONS
Dividend income.............  $ 53,397,997   $  605,777    $    663,333   $11,152,674   $   634,686   $ 15,162,323   $ 26,008,616
Mortality and expense and
  policy advance charges....    (4,055,617)    (102,828)       (134,274)     (762,785)      (88,674)    (1,513,665)    (1,451,730)
Net realized gain (loss) on
  investments...............     7,716,832      (26,661)        190,899       825,871      (101,747)     1,573,353      4,069,894
Net unrealized appreciation
  (depreciation) of
  investments...............   (47,558,565)     480,078         (41,907)  (11,856,587)       37,987    (41,673,916)   (52,230,944)
                              ------------   -----------   ------------   -----------   -----------   ------------   ------------
Net increase (decrease) in
  net assets resulting
  from operations...........  $  9,500,647   $  956,366    $    678,051   $  (640,827)  $   482,252   $(26,451,905)  $(23,604,164)
                              ============   ===========   ============   ===========   ===========   ============   ============
CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in
     net assets resulting
     from operations........  $  9,500,647   $  956,366    $    678,051   $  (640,827)  $   482,252   $(26,451,905)  $(23,604,164)
                              ------------   -----------   ------------   -----------   -----------   ------------   ------------
Capital transactions:
  Purchase of variable
     account units..........    15,782,842    2,350,118      19,673,405     5,980,274     1,744,642     12,484,032     31,803,120
  Redemption of variable
     account units..........   (19,302,208)  (2,828,961)    (22,840,559)   (3,408,030)   (1,979,320)    (3,586,220)    (9,373,806)
  Redemptions for mortality
     and expense charges....     4,055,617      102,828         134,274       762,785        88,674      1,513,665      1,451,730
  Funding of subaccount by
     Fortis Benefits
     Insurance Company......            --           --       5,208,256            --            --             --             --
  Redemption of Fortis
     Benefits Insurance
     Company investment in
     subaccount.............            --           --      (5,237,243)           --            --             --             --
  Dividend income
     distribution to Fortis
     Benefits Insurance
     Company................            --           --              --            --            --             --             --
                              ------------   -----------   ------------   -----------   -----------   ------------   ------------
     Increase (decrease)
       from capital
       transactions.........       536,251     (376,015)     (3,061,867)    3,335,029      (146,004)    10,411,477     23,881,044
                              ------------   -----------   ------------   -----------   -----------   ------------   ------------
Net increase (decrease) in
  net assets................    10,036,898      580,351      (2,383,816)    2,694,202       336,248    (16,040,428)       276,880
Net assets at beginning of
  year......................   327,093,612    9,705,128      15,048,137    68,835,169     7,980,030    131,875,104    110,105,427
                              ------------   -----------   ------------   -----------   -----------   ------------   ------------
Net assets at end of year...  $337,130,510   $10,285,479   $ 12,664,321   $71,529,371   $ 8,316,278   $115,834,676   $110,382,307
                              ============   ===========   ============   ===========   ===========   ============   ============



    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

VARIABLE ACCOUNT C



                                                            FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2000
                                      -------------------------------------------------------------------------------------------
                                                                       FORTIS            FORTIS
                                                                    INTERNATIONAL     MULTISECTOR
                                        FORTIS                        STOCK II            BOND          FORTIS
                                       GROWTH &       FORTIS      (FORMERLY GLOBAL     (FORMERLY     INTERNATIONAL      FORTIS
                                        INCOME      HIGH YIELD    ASSET ALLOCATION)   GLOBAL BOND)       STOCK          VALUE
                                      -----------   -----------   -----------------   ------------   -------------   ------------
OPERATIONS
Dividend income....................   $ 6,681,663   $   636,120      $   661,214       $   44,789     $ 2,476,747    $ 1,172,511
Mortality and expense and policy
  advance charges..................      (516,338)      (65,432)         (92,689)         (26,482)       (378,601)      (196,314)
Net realized gain (loss) on
  investments......................       929,258      (164,971)         (22,830)         (37,043)        225,743        447,945
Net unrealized appreciation
  (depreciation) of investments....    (5,286,004)     (857,444)      (1,351,337)          89,365      (6,139,337)     1,339,185
                                      -----------   -----------      -----------       ----------     -----------    -----------
Net increase (decrease) in net
  assets resulting
  from operations..................   $ 1,808,579   $  (451,727)     $  (805,642)      $   70,629     $(3,815,448)   $ 2,763,327
                                      ===========   ===========      ===========       ==========     ===========    ===========
CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net
     assets resulting
     from operations...............   $ 1,808,579   $  (451,727)     $  (805,642)      $   70,629     $(3,815,448)   $ 2,763,327
                                      -----------   -----------      -----------       ----------     -----------    -----------
Capital transactions:
  Purchase of variable account
     units.........................     4,347,088     1,022,485        1,234,649          605,539       8,085,702      5,802,474
  Redemption of variable account
     units.........................    (5,230,164)   (1,336,318)      (1,352,540)        (483,435)     (1,788,018)    (4,195,151)
  Redemptions for mortality and
     expense charges...............       516,338        65,432           92,689           26,482         378,601        196,314
  Funding of subaccount by Fortis
     Benefits
     Insurance Company.............            --            --               --               --              --             --
  Redemption of Fortis Benefits
     Insurance Company investment
     in subaccount.................            --            --               --               --              --             --
  Dividend income distribution to
     Fortis Benefits Insurance
     Company.......................            --            --               --               --              --             --
                                      -----------   -----------      -----------       ----------     -----------    -----------
     Increase (decrease) from
       capital transactions........      (366,738)     (248,401)         (25,202)         148,586       6,676,285      1,803,637
                                      -----------   -----------      -----------       ----------     -----------    -----------
Net increase (decrease) in net
  assets...........................     1,441,841      (700,128)        (830,844)         219,215       2,860,837      4,566,964
Net assets at beginning of year....    45,681,790     6,288,178        8,857,591        2,356,272      33,356,732     16,368,213
                                      -----------   -----------      -----------       ----------     -----------    -----------
Net assets at end of year..........   $47,123,631   $ 5,588,050      $ 8,026,747       $2,575,487     $36,217,569    $20,935,177
                                      ===========   ===========      ===========       ==========     ===========    ===========



    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

VARIABLE ACCOUNT C



                                                               FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2000
                                            -------------------------------------------------------------------------------------
                                                              FORTIS         FORTIS        FORTIS         FORTIS         FORTIS
                                               FORTIS        BLUE CHIP      MID CAP       LARGE CAP      SMALL CAP      AMERICAN
                                             S & P 500         STOCK         STOCK         GROWTH          VALUE        LEADERS*
                                            ------------    -----------    ----------    -----------    -----------    ----------
OPERATIONS
Dividend income.........................    $  1,407,923    $ 4,750,908    $  769,257    $   701,466    $  855,775     $    6,425
Mortality and expense and policy advance
  charges...............................        (811,497)      (571,238)      (37,741)      (134,557)      (62,569)          (468)
Net realized gain (loss) on
  investments...........................       1,512,995      2,287,146        43,161        460,819        82,377         11,174
Net unrealized appreciation
  (depreciation) of investments.........     (10,777,686)    (8,804,298)     (474,898)    (4,592,951)      930,028         70,224
                                            ------------    -----------    ----------    -----------    ----------     ----------
Net increase (decrease) in net assets
  resulting from operations.............    $ (8,668,265)   $(2,337,482)   $  299,779    $(3,565,223)   $1,805,611     $   87,355
                                            ============    ===========    ==========    ===========    ==========     ==========
CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
     resulting from operations..........    $ (8,668,265)   $(2,337,482)   $  299,779    $(3,565,223)   $1,805,611     $   87,355
                                            ------------    -----------    ----------    -----------    ----------     ----------
Capital transactions:
  Purchase of variable account units....      13,217,414      9,899,827     3,281,357      8,550,214     3,477,267        263,075
  Redemption of variable account
     units..............................      (8,245,011)    (3,466,116)     (438,300)      (998,437)     (906,879)        (1,491)
  Redemptions for mortality and expense
     charges............................         811,497        571,238        37,741        134,557        62,569            468
  Funding of subaccount by Fortis
     Benefits Insurance Company.........              --             --            --             --            --      1,000,000
  Redemption of Fortis Benefits
     Insurance Company
     investment in subaccount...........              --     (2,892,627)     (962,997)    (1,224,146)     (860,939)      (200,000)
  Dividend income distribution to Fortis
     Benefits
     Insurance Company..................              --             --            --             --            --             --
                                            ------------    -----------    ----------    -----------    ----------     ----------
     Increase (decrease) from capital
       transactions.....................       5,783,900      4,112,322     1,917,801      6,462,188     1,772,018      1,062,052
                                            ------------    -----------    ----------    -----------    ----------     ----------
Net increase (decrease) in net assets...      (2,884,365)     1,774,840     2,217,580      2,896,965     3,577,629      1,149,407
Net assets at beginning of year.........      78,077,353     52,856,921     3,685,861     13,206,335     6,232,237             --
                                            ------------    -----------    ----------    -----------    ----------     ----------
Net assets at end of year...............    $ 75,192,988    $54,631,761    $5,903,441    $16,103,300    $9,809,866     $1,149,407
                                            ============    ===========    ==========    ===========    ==========     ==========


*For the period from May 1, 2000 to December 31, 2000.


    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)
VARIABLE ACCOUNT C

                                                                    FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2000
                                                     ----------------------------------------------------------------------------
                                                                          FORTIS          FORTIS        FORTIS        COMBINED
                                                        FORTIS           CAPITAL          GLOBAL      INVESTORS       VARIABLE
                                                     BLUE CHIP II*    OPPORTUNITIES*     EQUITY*       GROWTH*         ACCOUNT
                                                     -------------    --------------    ----------    ----------    -------------
OPERATIONS
Dividend income..................................     $       --        $       --      $    5,369    $    1,595    $ 127,797,168
Mortality and expense and policy advance
  charges........................................         (2,077)           (2,370)           (979)       (2,609)     (11,011,534)
Net realized gain (loss) on investments..........        (15,459)          (13,784)        (10,565)      (11,930)      19,972,477
Net unrealized appreciation (depreciation) of
  investments....................................       (179,097)         (196,090)        (70,945)     (225,232)    (189,370,371)
                                                      ----------        ----------      ----------    ----------    -------------
Net increase (decrease) in net assets resulting
  from operations................................     $ (196,633)       $ (212,244)     $  (77,120)   $ (238,176)   $ (52,612,260)
                                                      ==========        ==========      ==========    ==========    =============
CHANGES IN NET ASSETS
Operations:
  Net unrealized appreciation (depreciation) of
     investments.................................     $ (196,633)       $ (212,244)     $  (77,120)   $ (238,176)   $ (52,612,260)
                                                      ----------        ----------      ----------    ----------    -------------
Capital transactions:
  Purchase of variable account units.............      1,341,593         1,399,055         574,363     1,677,514      154,598,049
  Redemption of variable account units...........        (24,356)          (33,452)        (12,703)      (44,260)     (91,875,735)
  Redemptions for mortality and expense
     charges.....................................          2,077             2,370             979         2,609       11,011,534
  Funding of subaccount by Fortis Benefits
     Insurance Company...........................      1,000,000         1,400,000       1,400,000     1,400,000       11,408,256
  Redemption of Fortis Benefits Insurance Company
     investment in subaccount....................       (200,000)         (200,000)       (200,000)     (200,000)     (12,177,952)
  Dividend income distribution to Fortis Benefits
     Insurance Company...........................             --                --              --            --               --
                                                      ----------        ----------      ----------    ----------    -------------
     Increase (decrease) from capital
       transactions..............................      2,119,314         2,567,973       1,762,639     2,835,863       72,964,152
                                                      ----------        ----------      ----------    ----------    -------------
Net increase (decrease) in net assets............      1,922,681         2,355,729       1,685,519     2,597,687       20,351,892
Net assets at beginning of year..................             --                --              --            --      937,610,090
                                                      ----------        ----------      ----------    ----------    -------------
Net assets at end of year........................     $1,922,681        $2,355,729      $1,685,519    $2,597,687    $ 957,961,982
                                                      ==========        ==========      ==========    ==========    =============

* For the period from May 1, 2000 to December 31, 2000.

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

VARIABLE ACCOUNT C



                                                             FOR THE YEAR ENDED DECEMBER 31, 1999
                              ---------------------------------------------------------------------------------------------------
                                 FORTIS      FORTIS U.S.      FORTIS        FORTIS        FORTIS         FORTIS         FORTIS
                                 GROWTH      GOVERNMENT       MONEY          ASSET      DIVERSIFIED      GLOBAL       AGGRESSIVE
                                 STOCK       SECURITIES       MARKET      ALLOCATION      INCOME         GROWTH         GROWTH
                              ------------   -----------   ------------   -----------   -----------   ------------   ------------
OPERATIONS
Dividend income.............  $ 68,600,729   $  545,626    $    455,198   $ 5,702,124   $   537,176   $  2,343,557   $  2,188,207
Mortality and expense and
  policy advance charges....    (2,617,454)    (114,406)       (135,023)     (661,177)      (94,686)    (1,101,815)      (721,499)
Net realized gain (loss) on
  investments...............     6,854,503       32,363          52,720       884,820         3,490      3,569,955      2,263,220
Net unrealized appreciation
  (depreciation) of
  investments...............    41,309,025     (778,023)         67,654     4,467,472      (678,120)    42,471,612     51,764,386
                              ------------   -----------   ------------   -----------   -----------   ------------   ------------
Net increase (decrease) in
  net assets resulting from
  operations................  $114,146,803   $ (314,440)   $    440,549   $10,393,239   $  (232,140)  $ 47,283,309   $ 55,494,314
                              ============   ===========   ============   ===========   ===========   ============   ============
CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in
     net assets resulting
     from operations........  $114,146,803   $ (314,440)   $    440,549   $10,393,239   $  (232,140)  $ 47,283,309   $ 55,494,314
                              ------------   -----------   ------------   -----------   -----------   ------------   ------------
Capital transactions:
  Purchase of variable
     account units..........    15,064,905    1,668,767      25,347,642     7,693,019     1,720,635      6,699,253     12,534,699
  Redemption of variable
     account units..........   (20,847,428)  (2,283,527)    (20,672,836)   (3,510,989)   (2,275,162)   (10,761,442)    (6,563,882)
  Redemptions for mortality
     and expense charges....     2,617,454      114,406         135,023       661,177        94,686      1,101,815        721,499
  Redemption of Fortis
     Benefits Insurance
     Company investment in
     subaccount.............            --           --              --            --            --             --             --
  Dividend income
     distribution to Fortis
     Benefits Insurance
     Company................            --           --              --            --            --             --             --
                              ------------   -----------   ------------   -----------   -----------   ------------   ------------
     Increase (decrease)
       from capital
       transactions.........    (3,165,069)    (500,354)      4,809,829     4,843,207      (459,841)    (2,960,374)     6,692,316
                              ------------   -----------   ------------   -----------   -----------   ------------   ------------
Net increase (decrease) in
  net assets................   110,981,734     (814,794)      5,250,378    15,236,446      (691,981)    44,322,935     62,186,630
Net assets at beginning of
  year......................   216,111,878   10,519,922       9,797,759    53,598,723     8,672,011     87,552,169     47,918,797
                              ------------   -----------   ------------   -----------   -----------   ------------   ------------
Net assets at end of year...  $327,093,612   $9,705,128    $ 15,048,137   $68,835,169   $ 7,980,030   $131,875,104   $110,105,427
                              ============   ===========   ============   ===========   ===========   ============   ============



    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

VARIABLE ACCOUNT C



                                                                 FOR THE YEAR ENDED DECEMBER 31, 1999
                                      -------------------------------------------------------------------------------------------
                                                                       FORTIS            FORTIS
                                                                    INTERNATIONAL     MULTISECTOR
                                        FORTIS                        STOCK II            BOND          FORTIS
                                       GROWTH &       FORTIS      (FORMERLY GLOBAL     (FORMERLY     INTERNATIONAL      FORTIS
                                        INCOME      HIGH YIELD    ASSET ALLOCATION)   GLOBAL BOND)       STOCK          VALUE
                                      -----------   -----------   -----------------   ------------   -------------   ------------
OPERATIONS
Dividend income....................   $ 2,745,445   $   549,436      $   633,679       $   91,276     $    36,464    $    10,774
Mortality and expense and policy
  advance charges..................      (487,348)      (68,287)         (99,596)         (26,971)       (310,866)      (167,133)
Net realized gain (loss) on
  investments......................       890,490       (37,098)          94,445          (14,256)        548,594        126,282
Net unrealized appreciation
  (depreciation) of investments....       717,105      (446,229)        (792,067)        (259,018)      5,561,066      1,094,508
                                      -----------   -----------      -----------       ----------     -----------    -----------
Net increase (decrease) in net
  assets resulting from
  operations.......................   $ 3,865,692   $    (2,178)     $  (163,539)      $ (208,969)    $ 5,835,258    $ 1,064,431
                                      ===========   ===========      ===========       ==========     ===========    ===========
CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net
     assets resulting from
     operations....................   $ 3,865,692   $    (2,178)     $  (163,539)      $ (208,969)    $ 5,835,258    $ 1,064,431
                                      -----------   -----------      -----------       ----------     -----------    -----------
Capital transactions:
  Purchase of variable account
     units.........................     5,696,466     1,711,503        2,227,173          926,447       7,847,729      3,580,517
  Redemption of variable account
     units.........................    (4,111,216)     (929,543)      (1,381,437)        (609,351)     (3,994,737)    (1,467,073)
  Redemptions for mortality and
     expense charges...............       487,348        68,287           99,596           26,971         310,866        167,133
  Redemption of Fortis Benefits
     Insurance Company investment
     in subaccount.................            --            --               --               --              --             --
  Dividend income distribution to
     Fortis Benefits Insurance
     Company.......................            --            --               --               --              --             --
                                      -----------   -----------      -----------       ----------     -----------    -----------
     Increase (decrease) from
       capital transactions........     2,072,598       850,247          945,332          344,067       4,163,858      2,280,577
                                      -----------   -----------      -----------       ----------     -----------    -----------
Net increase (decrease) in net
  assets...........................     5,938,290       848,069          781,793          135,098       9,999,116      3,345,008
Net assets at beginning of year....    39,743,500     5,440,109        8,075,798        2,221,174      23,357,616     13,023,205
                                      -----------   -----------      -----------       ----------     -----------    -----------
Net assets at end of year..........   $45,681,790   $ 6,288,178      $ 8,857,591       $2,356,272     $33,356,732    $16,368,213
                                      ===========   ===========      ===========       ==========     ===========    ===========



    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

VARIABLE ACCOUNT C



                                                                    FOR THE YEAR ENDED DECEMBER 31, 1999
                                           --------------------------------------------------------------------------------------
                                                             FORTIS         FORTIS        FORTIS         FORTIS        COMBINED
                                              FORTIS        BLUE CHIP      MID CAP       LARGE CAP     SMALL CAP       VARIABLE
                                            S & P 500         STOCK         STOCK         GROWTH         VALUE         ACCOUNT
                                           ------------    -----------    ----------    -----------    ----------    ------------
OPERATIONS
Dividend income........................    $     10,913    $   746,163    $    3,735    $   214,165    $ 249,092     $ 85,663,759
Mortality and expense and policy
  advance charges......................        (706,715)      (449,554)      (18,162)       (74,802)     (38,640)      (7,894,134)
Net realized gain (loss) on
  investments..........................       1,981,345        264,388        17,080        110,890       21,104       17,664,335
Net unrealized appreciation
  (depreciation) of investments........       9,732,465      7,059,117       362,883      1,753,501      352,079      163,759,416
                                           ------------    -----------    ----------    -----------    ----------    ------------
Net increase (decrease) in net assets
  resulting
  from operations......................    $ 11,018,008    $ 7,620,114    $  365,536    $ 2,003,754    $ 583,635     $259,193,376
                                           ============    ===========    ==========    ===========    ==========    ============
CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
     resulting
     from operations...................    $ 11,018,008    $ 7,620,114    $  365,536    $ 2,003,754    $ 583,635     $259,193,376
                                           ------------    -----------    ----------    -----------    ----------    ------------
Capital transactions:
  Purchase of variable account units...      32,401,571     14,660,904     1,936,256      8,885,494    3,769,879      154,372,859
  Redemption of variable account
     units.............................     (10,760,728)    (1,256,278)     (192,002)      (876,762)    (370,648)     (92,865,041)
  Redemptions for mortality and expense
     charges...........................         706,715        449,554        18,162         74,802       38,640        7,894,134
  Redemption of Fortis Benefits
     Insurance Company
     investment in subaccount..........              --             --            --             --           --               --
  Dividend income distribution to
     Fortis Benefits
     Insurance Company.................              --        (44,596)         (952)       (21,701)     (28,521)         (95,770)
                                           ------------    -----------    ----------    -----------    ----------    ------------
     Increase (decrease) from capital
       transactions....................      22,347,558     13,809,584     1,761,464      8,061,833    3,409,350       69,306,182
                                           ------------    -----------    ----------    -----------    ----------    ------------
Net increase (decrease) in net
  assets...............................      33,365,566     21,429,698     2,127,000     10,065,587    3,992,985      328,499,558
Net assets at beginning of year........      44,711,787     31,427,223     1,558,861      3,140,748    2,239,252      609,110,532
                                           ------------    -----------    ----------    -----------    ----------    ------------
Net assets at end of year..............    $ 78,077,353    $52,856,921    $3,685,861    $13,206,335    $6,232,237    $937,610,090
                                           ============    ===========    ==========    ===========    ==========    ============



    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS


FORTIS BENEFITS INSURANCE COMPANY


VARIABLE ACCOUNT C



1.   GENERAL


FORTIS BENEFITS INSURANCE COMPANY


Variable Account C (the "Account") was established as a segregated asset account of Fortis Benefits Insurance Company ("Fortis Benefits") on March 13, 1986 under Minnesota law. The Account is registered under the Investment Company Act of 1940 as a unit investment trust. Fortis Benefits serves as distributor of Harmony Investment Life and Wall Street Series policies.



2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


The assets of the Account are segregated from Fortis Benefits' other assets. The following is a summary of significant accounting policies consistently followed by the Account in the preparation of its financial statements.



INVESTMENT TRANSACTIONS


All assets of the Account are invested in shares of the corresponding portfolio of the Fortis Series Fund, Inc. The shares are valued at the Funds' offering and redemption prices per share.



Purchases and sales of shares of the Funds are recorded on the trade date. The cost of investments sold and redeemed is determined using the average cost method.



Dividend income from the Funds is recorded on the ex-dividend date. All distributions from the Funds are reinvested upon receipt.



USE OF ESTIMATES


The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of net assets at the date of the financial statements and the reported results of operations and changes in net assets during the reporting period. Actual results could differ from these estimates.



3.   INVESTMENTS


There are 23 subaccounts within the Account (only 18 of which were active in 1999).



The number of shares and aggregate cost of purchases, including reinvested dividends and realized capital gains, and aggregate cost of investments sold or redeemed were as follows:



                                                          YEAR ENDED DECEMBER 31, 2000
                                            --------------------------------------------------------
                                                    SHARES
                                            -----------------------      COST OF      COST OF SALES/
                                            PURCHASED       SOLD        PURCHASES       REDEMPTION
                                            ----------    ---------    -----------    --------------
Fortis Series Fund, Inc.:
  Growth Stock..........................    1,439,227       394,625    $69,180,839     $11,585,376
  U.S. Government Securities............      287,478       274,357      2,955,895       2,855,622
  Money Market..........................    2,713,523     2,477,981     25,573,981      27,886,903
  Asset Allocation......................      835,516       153,659     17,132,948       2,582,159
  Diversified Income....................      220,768       181,889      2,379,328       2,081,066
  Global Growth.........................      871,713       110,390     27,646,355       2,012,867
  Aggressive Growth.....................    1,674,493       281,087     57,811,736       5,303,912
  Growth & Income.......................      540,268       245,129     11,028,751       4,300,906
  High Yield............................      195,969       152,775      1,658,605       1,501,289
  International Stock II................      116,071       105,255      1,895,863       1,375,370
  Multisector Bond......................       63,799        48,022        650,328         520,478
  International Stock...................      686,025       109,667     10,562,449       1,562,275
  Value.................................      424,502       265,738      6,974,985       3,747,206

NOTES TO FINANCIAL STATEMENTS

VARIABLE ACCOUNT C



3.  INVESTMENTS (CONTINUED)



                                                          YEAR ENDED DECEMBER 31, 2000
                                            --------------------------------------------------------
                                                    SHARES
                                            -----------------------      COST OF      COST OF SALES/
                                            PURCHASED       SOLD        PURCHASES       REDEMPTION
                                            ----------    ---------    -----------    --------------
  S & P 500.............................      664,963       378,640    $14,625,337     $ 6,732,016
  Blue Chip Stock.......................      669,235       156,132     14,650,735       1,178,970
  Mid Cap Stock.........................      352,043        39,538      4,050,614         395,139
  Large Cap Growth......................      633,986        68,653      9,251,680         537,618
  Small Cap Value.......................      395,680        85,687      4,333,042         824,502
  American Leaders......................      124,983           138        269,500          (9,683)
  Blue Chip II..........................      234,652         2,344      1,341,593          39,815
  Capital Opportunities.................      275,991         3,107      1,399,055          47,236
  Global Equity.........................      197,923         1,286        579,732          23,268
  Investors Growth......................      303,246         4,302      1,679,109          56,190



                                                          YEAR ENDED DECEMBER 31, 1999
                                            --------------------------------------------------------
                                                    SHARES
                                            -----------------------      COST OF      COST OF SALES/
                                            PURCHASED       SOLD        PURCHASES       REDEMPTION
                                            ----------    ---------    -----------    --------------
Fortis Series Fund, Inc.:
  Growth Stock..........................    2,512,076       525,378    $83,665,633     $13,992,925
  U.S. Government Securities............      211,520       215,751      2,214,393       2,251,164
  Money Market..........................    2,302,851     1,845,033     25,802,840      20,620,116
  Asset Allocation......................      646,220       165,710     13,395,143       2,626,169
  Diversified Income....................      199,861       196,143      2,257,811       2,271,672
  Global Growth.........................      361,442       442,904      9,042,810       7,191,487
  Aggressive Growth.....................      704,802       315,547     14,722,906       4,300,662
  Growth & Income.......................      401,616       191,812      8,441,911       3,220,726
  High Yield............................      238,168        95,826      2,260,939         966,641
  International Stock II................      207,822        99,180      2,549,922       1,286,992
  Multisector Bond......................       94,115        56,663        792,845         623,607
  International Stock...................      503,248       256,163      7,884,193       3,446,143
  Value.................................      238,790        98,941      3,591,291       1,340,791
  S & P 500.............................    1,590,474       518,948     32,412,484       8,779,383
  Blue Chip Stock.......................      783,478        65,509     15,541,663       1,036,486
  Mid Cap Stock.........................      202,776        19,461      1,940,943         175,874
  Large Cap Growth......................      680,882        64,360      9,121,360         787,573
  Small Cap Value.......................      409,800        40,373      4,047,492         378,065

NOTES TO FINANCIAL STATEMENTS

VARIABLE ACCOUNT C



3.  INVESTMENTS (CONTINUED)


Fortis Benefits' investment in the subaccounts represents the following number of shares of the Funds held and aggregate cost of amounts invested at December 31, 2000:



                                                                 NUMBER       COST OF
                                                                OF SHARES      SHARES
                                                                ---------    ----------
Fortis Series Fund, Inc.:
  American Leaders..........................................      81,591     $  811,137
  Blue Chip II..............................................      78,413        784,129
  Capital Opportunities.....................................     118,579      1,185,789
  Global Equity.............................................     119,334      1,189,391
  Investors Growth..........................................     118,819      1,187,432



4.   ACCOUNT CHARGES


PREMIUM EXPENSE CHARGE


For Wall Street Series VUL, VUL 220, VUL 500 and Survivor policies, there currently is no premium expense charge; however, Fortis Benefits reserves the right to impose a charge up to 2.5% of each premium payment, for the VUL, VUL 220, VUL 500 and a charge up to 3.0% of each premium payment for the Survivor, to be reimbursed for premium taxes or similar charges it expects to pay.



For Harmony Investment Life policies, a 5% sales charge and a 2.2% state premium tax are deducted from each premium payment received by Fortis Benefits. Fortis Benefits reserves the right to change this state premium tax, but it will never exceed 5%. The resulting net premiums are allocated to the subaccounts of the Account and/or to the Fortis Benefits general account.



MONTHLY DEDUCTIONS FROM POLICY VALUE


Monthly deductions from the net assets attributed to each policy are as follows:



-  Monthly cost of insurance.



-  Monthly cost of any optional insurance benefits added by rider.



For Wall Street Series VUL policies:



- Monthly administrative charge of $5.00 per policy. Fortis Benefits reserves the right to change this administrative charge, but it will never exceed $11.50 per month. Fortis Benefits also reserves the right to impose an additional monthly administrative charge of up to $.13 per thousand dollars of face amount in force.



- Asset-based charge (mortality and expense risk charge) deducted from the policy value invested in any of the investment options (other than the general account option). The charge is based on annual percentage rates as follows:



                                                                YEARS 1 - 9    YEARS 10+
                                                                -----------    ---------
Unloaned policy value:
  In variable subaccounts:
     $0 -- $25,000..........................................       1.10%        0.70%
     $25,001 -- $250,000....................................       0.70%        0.30%
     $250,001 or more.......................................       0.35%        0.10%

NOTES TO FINANCIAL STATEMENTS

VARIABLE ACCOUNT C



4.   ACCOUNT CHARGES (CONTINUED)


For Wall Street Series VUL 220, VUL 500 and Survivor Policies:



- For Wall Street Series VUL 220 and VUL 500, a monthly administrative charge of $4.50 per policy. For Wall Street Series Survivor, a monthly administrative charge of $6.00 per policy. Fortis Benefits reserves the right to change this administrative charge, but it will never exceed $7.50 per month for VUL 220, VUL 500 and Survivor.



- For VUL 200, VUL 500 and Survivor, a monthly sales, premium tax and policy advance charge of $4.00 per policy.



- For Survivor policies, there is a policy issuance expense charge, which assessed as a front-load charge. These charges are described in the prospectus.



For Harmony Investment Life Policies:



- Monthly administrative charge of $5.00 per policy ($3.00 for policies applied for prior to July 1, 1988).



- For policies issued prior to July 1, 1988, Fortis Benefits currently imposes an expense charge of $10.00 per month and an additional per-thousand-of-face amount of insurance expense charge of $0.06 per month for insureds age 29 or less and $0.20 per month for insureds age 30 and over during the first 12 policy months.



-  Policies issued prior to July 1, 1988:



     -- Monthly administrative charge of $3.00 per policy. Fortis Benefits reserves the right to change this monthly administrative charge, but it will never exceed $5.00 per policy.



     -- Monthly expense charge of $10.00 for the first policy year of first policy year following a policy face change. Fortis Benefits reserves the right to change this monthly expense charge, but it will never exceed $15.00.



     -- Monthly per-thousand-of-face insurance expense charge of $0.06 for insureds issue age of 29 or less and $0.08 for insureds issue age of 30 to 70 for the first policy year or first policy year following a policy face change. Fortis Benefits reserves the right to change this monthly insurance expense charge, but it will never exceed $0.20 and $0.25, respectively.



-  Policies issued subsequent to July 1, 1988:



     -- Monthly administrative charge of $5.00.



     -- Fortis Benefits currently does not impose a monthly expense charge, but it reserves the right to impose a $15.00 per month charge for the first policy year or first policy year following a policy face change.



     -- Fortis Benefits currently does not impose a monthly per-thousand-of-face insurance expense charge. It reserves the right to impose a monthly insurance expense charge of $0.20 for insureds issue age of 29 or less or $0.25 for insureds issue age of 30 to 70 for the first policy year or first policy year following a policy face change.



MORTALITY AND EXPENSE RISK AND POLICY ADVANCE CHARGES


Fortis Benefits deducts a daily mortality and expense risk charge from the Account at an annual rate of 0.75% of the net assets of Harmony Investment Life policyholders, 0.90% of the net assets of Wall Street Series VUL, VUL 220 and VUL 500 policyholders, and 1.00% of the net assets of Wall Street Survivor policyholders. These charges will be deducted by Fortis Benefits in return for its assumption of expenses arising from adverse mortality experience or excess administrative expenses in connection with policies issued. Fortis Benefits also deducts a sales, premium tax and policy advance charge from the Account at an annual rate of 0.27% of net assets of Wall Street Series VUL 220 and VUL 500 policyholders, and 0.35% of net assets of Wall Street Series Survivor policyholders.



5.   SURRENDER CHARGES


For policies surrendered within the first 14 years of issuance for Wall Street Series VUL, the first 11 years of issuance for the Wall Street Series VUL 220 and VUL 500, the first 10 years of issuance for the Wall Street Survivor, and the first 9 years of issuance for Harmony Life, Fortis Benefits assesses a surrender charge. Surrender charges are described in the respective prospectuses.

NOTES TO FINANCIAL STATEMENTS

VARIABLE ACCOUNT C



5.   SURRENDER CHARGES (CONTINUED)


Redemptions are reported prior to the deduction of surrender and premium tax charges, which are paid directly to Fortis Benefits. The surrender and premium tax charges collected by Fortis Benefits were $6,882,526 and $6,308,174 in 2000 and 1999, respectively.



6.   FEDERAL INCOME TAXES


The operations of the Account form a part of, and are taxed with, the operations of Fortis Benefits, which is taxed as a life insurance company under the Internal Revenue Code. As a result, the net asset values of the subaccounts are not affected by federal income taxes on income distributions received by the subaccounts.



7.   RELATED PARTY TRANSACTIONS


Fortis Advisers, Inc. (a wholly-owned subsidiary of Fortis, Inc.) provides investment management services to Fortis Series Fund, Inc. in exchange for investment advisory and management fees. Investment advisory and management fees are based on each portfolio's daily net assets and decrease in reduced percentages as average daily net assets increase. The fees represent an investment expense to Fortis Series Fund, Inc. which reduces the portfolios' net assets. These fees charged by Fortis Advisers, Inc. are not available on an individual variable account basis. Fees for all variable accounts to which Fortis Advisers, Inc. provides investment management services amounted to $28,398,906 and $21,779,394 in 2000 and 1999, respectively.



8.   EQUITY VALUES BY PRODUCT



                                                          POLICIES ISSUED AS WALL STREET VUL
                                                      ------------------------------------------
                                                         UNITS       ACCUMULATION
                                                      OUTSTANDING     UNIT VALUE       EQUITY
                                                      -----------    ------------    -----------
Fortis Growth Stock.................................     807,311        $15.94       $12,868,537
Fortis U.S. Government Securities...................      82,640         11.04           912,346
Fortis Money Market.................................     214,124         10.97         2,348,940
Fortis Asset Allocation.............................     605,313         11.35         6,870,303
Fortis Diversified Income...........................      40,365         10.55           425,851
Fortis Global Growth................................     461,744         12.47         5,757,948
Fortis Aggressive Growth............................     662,877         16.86        11,176,106
Fortis Growth & Income..............................     214,692         10.79         2,316,527
Fortis High Yield...................................      53,423          9.23           493,094
Fortis International Stock II.......................      75,150          9.13           686,120
Fortis Multisector Bond.............................      20,231         10.19           206,154
Fortis International Stock..........................     378,783         10.65         4,034,039
Fortis Value........................................     158,058         11.63         1,838,215
Fortis S & P 500....................................   1,053,333          9.87        10,396,397
Fortis Blue Chip....................................     705,190         10.86         7,658,363
Fortis Mid Cap Stock................................     187,886         12.14         2,280,936
Fortis Large Cap Growth.............................     575,034          9.47         5,445,572
Fortis Small Cap Value..............................     237,809         13.59         3,231,824
Fortis American Leaders.............................      12,153         10.49           127,485
Fortis Blue Chip II.................................      78,068          8.81           687,779
Fortis Capital Opportunities........................      81,580          8.83           720,351
Fortis Global Equity................................      34,781          9.35           325,202
Fortis Investors Growth.............................      97,241          8.99           874,197
                                                                                     -----------
  Total equity......................................                                 $81,682,286
                                                                                     ===========

NOTES TO FINANCIAL STATEMENTS

VARIABLE ACCOUNT C



8.   EQUITY VALUES BY PRODUCT (CONTINUED)



                                                     POLICIES ISSUED AS WALL STREET 220 AND 500 VUL
                                                     ----------------------------------------------
                                                        UNITS        ACCUMULATION
                                                     OUTSTANDING      UNIT VALUE         EQUITY
                                                     ------------    -------------    -------------
Fortis Growth Stock................................   6,535,100         $45.71        $298,719,421
Fortis U.S. Government Securities..................     432,267          18.67           8,070,425
Fortis Money Market................................     535,859          15.29           8,193,284
Fortis Asset Allocation............................   1,852,494          31.80          58,909,309
Fortis Diversified Income..........................     381,192          19.09           7,276,955
Fortis Global Growth...............................   3,898,185          27.46         107,044,160
Fortis Aggressive Growth...........................   3,402,326          27.71          94,278,453
Fortis Growth & Income.............................   1,695,375          24.96          42,316,560
Fortis High Yield..................................     394,062          11.96           4,712,982
Fortis International Stock II......................     449,882          14.79           6,653,755
Fortis Multisector Bond............................     169,098          12.57           2,125,562
Fortis International Stock.........................   1,690,793          17.77          30,045,392
Fortis Value.......................................     937,708          18.71          17,544,517
Fortis S & P 500...................................   2,981,128          19.97          59,533,126
Fortis Blue Chip...................................   2,056,751          20.95          43,088,933
Fortis Mid Cap Stock...............................     280,189          11.36           3,182,947
Fortis Large Cap Growth............................     760,135          12.00           9,121,620
Fortis Small Cap Value.............................     432,802          13.42           5,808,203
Fortis American Leaders............................       9,227          10.41              96,053
Fortis Blue Chip II................................      45,544           8.74             398,055
Fortis Capital Opportunities.......................      49,275           8.77             432,142
Fortis Global Equity...............................      15,752           9.27             146,021
Fortis Investors Growth............................      51,732           8.92             461,449
                                                                                      ------------
  Total equity.....................................                                   $808,159,324
                                                                                      ============

NOTES TO FINANCIAL STATEMENTS

VARIABLE ACCOUNT C



8.   EQUITY VALUES BY PRODUCT (CONTINUED)



                                                    POLICIES ISSUED AS WALL STREET SURVIVOR VUL
                                                    --------------------------------------------
                                                       UNITS        ACCUMULATION
                                                    OUTSTANDING      UNIT VALUE        EQUITY
                                                    -----------     ------------     -----------
Fortis Growth Stock...............................    218,544          $21.45        $ 4,687,769
Fortis U.S. Government Securities.................     32,452           12.91            418,955
Fortis Money Market...............................    152,310           12.00          1,827,720
Fortis Asset Allocation...........................    147,008           17.71          2,603,512
Fortis Diversified Income.........................     43,922           12.38            543,754
Fortis Global Growth..............................    154,333           15.39          2,375,185
Fortis Aggressive Growth..........................    213,770           19.09          4,080,869
Fortis Growth & Income............................    110,330           18.01          1,987,043
Fortis High Yield.................................     33,430           10.47            350,012
Fortis International Stock II.....................     52,148           12.16            634,120
Fortis Multisector Bond...........................     20,547           10.19            209,374
Fortis International Stock........................    131,788           14.92          1,966,277
Fortis Value......................................     76,934           18.67          1,436,358
Fortis S & P 500..................................    227,221           19.95          4,533,059
Fortis Blue Chip..................................    165,889           20.96          3,477,033
Fortis Mid Cap Stock..............................     38,282           11.30            432,587
Fortis Large Cap Growth...........................    122,222           11.95          1,460,553
Fortis Small Cap Value............................     55,009           13.36            734,920
Fortis American Leaders...........................      4,079           10.39             42,381
Fortis Blue Chip II...............................     13,838            8.73            120,806
Fortis Capital Opportunities......................     10,411            8.76             91,200
Fortis Global Equity..............................      8,789            9.26             81,386
Fortis Investors Growth...........................     16,778            8.91            149,492
                                                                                     -----------
  Total equity....................................                                   $34,244,365
                                                                                     ===========

NOTES TO FINANCIAL STATEMENTS

VARIABLE ACCOUNT C



8.   EQUITY VALUES BY PRODUCT (CONTINUED)



                                                       POLICIES ISSUED AS WALL STREET SURVIVOR VUL
                                                      ---------------------------------------------
                                                         UNITS        ACCUMULATION
                                                      OUTSTANDING      UNIT VALUE         EQUITY
                                                      ------------    -------------    ------------
Fortis Growth Stock.................................    294,478          $70.85        $20,863,763
Fortis U.S. Government Securities...................     37,183           23.71            881,609
Fortis Money Market.................................     15,468           19.50            301,626
Fortis Asset Allocation.............................     78,633           39.28          3,088,704
Fortis Diversified Income...........................      3,569           20.04             71,523
Fortis Global Growth................................     23,276           28.49            663,133
Fortis Aggressive Growth............................     28,997           28.50            826,415
Fortis Growth & Income..............................     19,714           25.67            506,058
Fortis High Yield...................................      2,680           12.30             32,964
Fortis International Stock II.......................      3,521           15.17             53,414
Fortis Multisector Bond.............................      1,413           12.89             18,214
Fortis International Stock..........................     10,296           18.22            187,593
Fortis Value........................................      5,728           19.09            109,348
Fortis S & P 500....................................     36,559           20.37            744,707
Fortis Blue Chip....................................     21,040           21.36            449,414
Fortis Mid Cap Stock................................        298           11.49              3,424
Fortis Large Cap Growth.............................      6,241           12.14             75,766
Fortis Small Cap Value..............................      2,265           13.58             30,759
Fortis American Leaders.............................        237           10.43              2,472
Fortis Blue Chip II.................................         --            8.76                 --
Fortis Capital Opportunities........................        142            8.79              1,248
Fortis Global Equity................................         --            9.30                 --
Fortis Investors Growth.............................        243            8.94              2,172
                                                                                       -----------
  Total equity......................................                                   $28,914,326
                                                                                       ===========



9.   SUBSEQUENT EVENT


On April 1, 2001, Fortis, Inc. completed the sale (the "Sale") of its Fortis Financial Group division (the "Division") to The Hartford Financial Services Group ("The Hartford"). The Division includes, among other blocks of business, certain individual life insurance policies (including variable universal life insurance policies) and all annuity contracts (collectively, the "Insurance Contracts") written by Fortis Benefits Insurance Company (the "Company"). Certain of the Insurance Contracts permit investment in, among other investment options, various series of the Fortis Series Fund (the "Fund").



To effect the Sale as it relates to the Company, Hartford Life and Annuity Insurance Company ("Hartford Annuity"), an indirect wholly-owned subsidiary of The Hartford, reinsured the Insurance Contracts on a 100% coinsurance basis and agreed to administer the Insurance Contracts going forward. The Sale also included Hartford Annuity's purchase of certain real and personal property owned by the Company and used in connection with the Division's business. Also as part of the Sale, Hartford Life and Accidence Insurance Company purchased 100% of the outstanding stock of Fortis Advisers, Inc. ("Fortis Advisers"), which is the investment adviser for the Fund. The Sale also included 100% of the outstanding stock of Fortis Investors, Inc., which is a wholly-owned subsidiary of Fortis Advisers and acts as principal distributor for the Fund. Fortis and the Company received in connection with the Sale aggregate cash consideration of approximately $1.15 billion from The Hartford and its affiliates.

                           INDEX OF WORDS AND PHRASES

     This index should help you to locate more information about some of the terms and phrases used in this prospectus.


                                PAGE TO SEE IN
         DEFINED TERM           THIS PROSPECTUS
         ------------           ---------------
alternative death benefit.....         7
amount at risk................         8
automatic rebalancing.........         5
basis.........................        24
beneficiary...................        26
cash value....................        10
close of business.............        28
Code..........................        23
cost of insurance rates.......         8
death benefit.................         6
dollar cost averaging.........         5
face amount...................         6
Fortis Benefits...............        22
full surrender................        13
Fund..........................         4
general account option........        29
grace period..................        10
guaranteed death benefit......        10
guaranteed death benefit
  charge......................         8
insured person................         1
investment option.............         6
lapse.........................        10
maturity, maturity date.......         7
modified endowment contract...        23
monthly administrative
  charge......................         8
monthly anniversary...........        28
monthly insurance charge......         8
monthly deduction.............         7
owner.........................        16


                                PAGE TO SEE IN
         DEFINED TERM           THIS PROSPECTUS
         ------------           ---------------
partial withdrawal............        14
payment option................        14
planned periodic premium......        10
Policy anniversary............        28
policy date...................        28
Policy loan...................        14
policy value..................         5
premium payments..............         4
premiums......................         4
prospectus....................         1
recommended monthly minimum
  premiums....................         4
reduced interest rate for
  policy loans................        14
reinstate, reinstatement......        10
rider.........................        12
separate account..............        22
Separate Account C............        22
seven-pay test................        23
subaccounts...................        22
surrender.....................        13
surrender charge..............         8
surrender value...............        13
surviving insured.............         1
telephone transfers...........        16
transfers.....................        11
valuation date, period........        28
we............................        22
you, your.....................        16

     We have filed a registration statement relating to Variable Account C and the Policies with the SEC. The registration statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus. If you would like the additional information, you may obtain it from the SEC's main office in Washington, D.C. You will have to pay a fee for the material.

     THE POLICIES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. FORTIS BENEFITS DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATION REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS WHICH IS NOT INCLUDED IN THIS PROSPECTUS, OR ANY SUPPLEMENTS THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY FORTIS BENEFITS.

                          CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

      Facing Sheet.

      Cross-Reference Table. (Filed as a part of the initial Form S-6 Registration Statement on December 21, 1995).


      Prospectus, consisting of 34 pages.


      Undertaking to File Reports. (Filed as a part of the initial Form S-6 Registration Statement on December 21, 1995).

      Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933. (Filed as a part of the initial Form S-6 Registration Statement on December 21, 1995).

      Reasonableness Representation. Fortis Benefits Insurance Company represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Fortis Benefits under the Policies. Fortis Benefits bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for Fortis Benefits to make a profit; the degree to which the Policies include innovative features; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice.

      Signatures.

      Written Consents of the following persons:

            Renee C. West, FSA, MAAA (filed with Exhibit 6 below).

            Douglas R. Lowe, Esq. (filed with Exhibit 3 below).


            PricewaterhouseCoopers LLP, Independent Auditors.


            Ernst & Young LLP, Independent Auditors.


      The following exhibits:

      1A.   (1)   --Resolution of Board of Directors of Fortis
                  Benefits (under its prior name, Western Life
                  Insurance Company) effecting the establishment of Variable Account C (incorporated by reference from
                  Exhibit 1.A(1) to registrant's Form S-6
                  Registration Statement, File No. 33-28551, filed on May 5, 1989).

            (2)   --Not applicable

            (3)   --(a) Distribution Agreement between Fortis
                  Benefits and Fortis Investors, Inc. (incorporated by reference from Exhibit No. 3(a) to Post-
                  Effective Amendment No. 9 to registrant's Form S-6 registration statement, File No. 33-28551, filed April 29, 1994).

                  --(b) Form of Dealer Sales Agreement (incorporated by reference from Post-Effective Amendment No. 12 to registrant's Form N-4 registration statement, File No. 33-19421, filed December 22, 1994).

                  --(c) Schedule of sales commissions (incorporated by reference from "Distribution of the Policies" in the attached prospectus).

            (4)   --Not applicable

            (5) --(a) Specimen Flexible Premium Survivorship Variable Life Insurance Policy. (Filed as part of Pre-Effective Amendment No. 2 to this Form S-6 Registration Statement filed May 29,
                  1996).

                  --(b) Form of Guaranteed Benefit Rider, Joint Insured Waiver of Monthly Deductions Rider, Joint Insured Waiver of Selected Amount Rider, Second-To-Die Rider, First-To-Die Rider, Estate Protector Rider, Extended Maturity Option Endorsement, Joint Aviation Exclusion Rider, Accelerated Benefit Rider, Additional Insured Rider, and Primary Insured Rider. (Filed as part of Pre-Effective Amendment No. 2 to this Form S-6 Registration Statement filed May 29, 1996).

                  --(c) Form of Waiver of Monthly Deductions Rider (incorporated by reference from Exhibit 1.A(5)(c) to Pre-Effective Amendment No. 1 to registrant's Form S-6 Registration Statement, File No. 33-28551, filed on August 18, 1989).

                  --(d) Form of Waiver of Selected Amount Rider (incorporated by reference from Exhibit 5(d) to Post-Effective Amendment No. 9 to the registrant's Form S-6 Registration Statement, File No. 33-28551, filed April 29, 1994).

            (6) --(a) Articles of Incorporation of Fortis Benefits (incorporated by reference from Exhibit 1.A(6)(a) to the initial filing of registrant's Form S-6 Registration Statement, File No. 33-03919, filed on March 17, 1986).

                  --(b) Bylaws of Fortis Benefits (incorporated by reference from Exhibit 1.A(6)(b) to the initial filing of registrant's Form S-6 Registration Statement, File No. 33-03919, filed on March 17, 1986).

                  --(c) Amendment to Articles of Incorporation and Bylaws dated November 21, 1991 (incorporated by reference from Exhibit 1.A(6)(c) to registrant's Post-Effective Amendment No. 4 to Form S-6 Registration Statement, File No. 33-28551, filed on March 2, 1992).


                  --(d) Amendment to ByLaws dated May 1, 1999 (incorporated by reference from Exhibit 3(d) to Form 10-K, File No. 33-46620, filed March 29, 2000).


            (7)   --Not applicable.

            (8)   --Not applicable.

            (9)   --Not applicable.

            (10) --(a) Application Form for Flexible Premium Survivorship Variable Life Insurance Policy and Form of Temporary Insurance Agreement. (Filed as part of Pre-Effective Amendment No. 2 to this Form S-6 Registration Statement filed May 29, 1996).

                  --(b) Policy Change Application, Transfer Request
                  Form, and Change of Premium Allocation Form (incorporated by reference from Exhibit 1.A(10)(b) to registrant's Post-Effective Amendment No. 4 to Form S-6 Registration Statement, File 33-28851, filed on March 2, 1992).

      2.    --See Exhibit 1.A(5) above.

      3. --Opinion and consent of counsel as to the legality of Securities being registered. (Filed as part of Pre-Effective Amendment No. 1 to this Form S-6 Registration Statement on February 16, 1996).

      4.    --Not applicable.

      5.    --Not applicable.

      6. --(a) Opinion and consent of actuary (Filed as part of the initial filing of this Form S-6 Registration Statement on December 21,
            1995).


            --(b) Supplemental Opinion and Consent of Actuary. (Filed as part of Post-Effective Amendment No. 5 to this Form S-6 registration statement filed April 27, 2000).


      7. --Forms of Notice of Cancellation Right and Request for Cancellation pursuant to Rule 6e-3(T)(b)(13)(viii) under the Investment Company Act of 1940. (Filed as part of Pre-Effective Amendment No. 2 to this Form S-6 Registration Statement filed May 29, 1996).

      8.    --Method of computing exchange pursuant to Rule 6e-3(T)(b)(13)
            (v)(B) under the Investment Company Act of 1940. (Not required because there will be no cash value adjustments in connection with the right to transfer Policy Value to the General Account, which registrant intends to satisfy the requirements of said provision.)

      9.    Not Applicable


      10. --Memorandum of Certain Procedures with Respect to Pricing and Processing of Transactions Pursuant to Rule 6e-3(T)(b)(12) (iii). (Filed as part of Pre-Effective Amendment No. 2 to this Form S-6 Registration Statement filed May 29, 1996).



      11. --Power of Attorney for J. Kerry Clayton (incorporated by reference from Exhibit 11 to registrant's Form S-6 Registration Statement, File No. 33-73138, filed on December 17, 1993).


      12.   Not applicable

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, FORTIS BENEFITS INSURANCE COMPANY has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested all in the City of St. Paul, State of Minnesota, this 16th day of April, 2001. Fortis Benefits Insurance Company hereby makes the representation required by Rule 485(b)(4) under the Securities Act of 1933, and further represents that the amended registration statement contains no information that would render Rule 485(b) unavailable.


                                   FORTIS BENEFITS INSURANCE COMPANY


                                   By:  /s/ Robert Brian Pollock
                                        ---------------------------------
                                        Robert Brian Pollock, President


     Attest:   /s/ Douglas R. Lowe
               ----------------------------
               Douglas R. Lowe, Esq.



Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities indicated on April 16th, 2001.



*
--------------------------------------------
J. Kerry Clayton, Chairman of the Board



/s/ Robert Brian Pollock
---------------------------------------------
Robert Brian Pollock, President and Director
(Chief Executive Officer)


/s/ Larry M. Cains
---------------------------------------------
Larry M. Cains,Treasurer






/s/ Michael J. Peninger
--------------------------------------------
Michael J. Peninger, Director






* By: /s/ Robert Brian Pollock
     ----------------------------------------
     Robert Brian Pollock -- Attorney-in-Fact




Pursuant to the requirements of the Securities Act of 1933, the registrant, VARIABLE ACCOUNT C of Fortis Benefits Insurance Company, has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of St. Paul, State of Minnesota this 16th day of April, 2001.


                              VARIABLE ACCOUNT C
                              OF FORTIS BENEFITS INSURANCE COMPANY

                              By: FORTIS BENEFITS INSURANCE COMPANY
                                   (Depositor)


                              By: /s/ Robert Brian Pollock
                                  ------------------------------------
                                  Robert Brian Pollock, President



                          Attest:  /s/ Douglas R. Lowe
                                   ------------------------------------
                                   Douglas R. Lowe, Esq.

                       Consent of Independent Accountants

We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment No. 5 to the registration statement (Form S-6 No. 33-65243) of our report dated February 15, 2001, relating to the financial statements of Fortis Benefits Insurance Company, and of our report dated April 6, 2001, relating to the financial statements of Fortis Benefits Insurance Company Variable Account C, which appear in such Prospectus. We also consent to the reference to us under the heading "Independent Auditors" in such Prospectus.


/s/ PricewaterhouseCoopers LLP


Minneapolis, Minnesota
April 13, 2000

                   Consent of Independent Auditors

We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated February 17, 2000 on the financial statements of Fortis Benefits Insurance Company and our report dated March 29, 2000 on the financial statements of Fortis Benefits Insurance Company Variable Account C (Account C) in Post-Effective Amendment No. 5 to the Registration Statement (Form S-6 No. 33-65243) and related Prospectus of Fortis Benefits Insurance Company for the registration of flexible premium variable life insurance policies.


/s/ Ernst & Young LLP


Minneapolis, Minnesota
April 16, 2001